     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 1998

                                              1933 ACT REGISTRATION NO. 33-89238
                                              1940 ACT REGISTRATION NO. 811-8970
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 3
                                       TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                 CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II

                           (EXACT NAME OF REGISTRANT)

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                              (NAME OF DEPOSITOR)

              900 Cottage Grove Road, Hartford, Connecticut 06152

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

               Depositor's Telephone Number, including Area Code

                                 (860) 726-6000


     Mark A. Parsons, Esquire                COPY TO:
Connecticut General Life Insurance      George N. Gingold,
              Company                         Esquire
      900 Cottage Grove Road           197 King Philip Drive
    Hartford, Connecticut 06152          West Hartford, CT
  (NAME AND ADDRESS OF AGENT FOR            06117-1409
             SERVICE)


            Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
               (TITLE AND AMOUNT OF SECURITIES BEING REGISTERED)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The initial registration fee of $500 was paid with the declaration. Form 24F-2 was filed on February 27, 1998 for Registrant's fiscal year, ended December 31, 1997.


    It is proposed that this filing will become effective:
--------- immediately upon filing pursuant to paragraph (b) of Rule 485
    X

--------- on May 1, 1998, pursuant to paragraph (b) of Rule 485


--------- 60 days after filing pursuant to paragraph (a) of Rule 485

--------- on ---------, pursuant to paragraph (a) of Rule 485

                             CROSS REFERENCE SHEET
                            (RECONCILIATION AND TIE)
                     REQUIRED BY INSTRUCTION 4 TO FORM S-6

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
             1     Cover Page Highlights

             2     Cover Page

             3     *

             4     Distribution of Policies

             5     The Company

          6(a)     The Variable Account

          6(b)     *

             9     Legal Proceedings

     10(a)-(c)     Short-Term Right to Cancel the Policy; Surrenders;
                   Accumulation Value; Reports to Policy Owners

         10(d)     Right to Exchange for a Fixed Benefit Policy; Policy Loans;
                   Surrenders; Allocation of Net Premium Payments

         10(e)     Lapse and Reinstatement

         10(f)     Voting Rights

     10(g)-(h)     Substitution of Securities

         10(i)     Premium Payments; Transfers; Death Benefit; Policy Values;
                   Settlement Options

            11     The Funds

            12     The Funds

            13     Charges; Fees

            14     Issuance

            15     Premium Payments; Transfers

            16     The Variable Account

            17     Surrenders

            18     The Variable Account

            19     Reports to Policy Owners

            20     *

            21     Policy Loans

            22     *

            23     The Company

            24     Incontestability; Suicide; Misstatement of Age or Sex

            25     The Company

            26     Fund Participation Agreements

            27     The Variable Account

  ITEM OF FORM
     N-8B-2        LOCATION IN PROSPECTUS
-----------------  --------------------------------------------------------------
            28     Directors and Officers of the Company

            29     The Company

            30     *

            31     *

            32     *

            33     *

            34     *

            35     *

            37     *

            38     Distribution of Policies

            39     Distribution of Policies

            40     *

         41(a)     Distribution of Policies

            42     *

            43     *

            44     The Funds; Premium Payments

            45     *

            46     Surrenders

            47     The Variable Account; Surrenders, Transfers

            48     *

            49     *

            50     The Variable Account

            51 Cover Page; Highlights; Premium Payments; Right to Exchange for a Fixed Benefit Policy

            52     Substitution of Securities

            53     Tax Matters

            54     *

            55     *

* Not Applicable

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                                                     [LOGO]
CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II


HOME OFFICE LOCATION:             MAILING ADDRESS:
900 COTTAGE GROVE ROAD            ANNUITY & VARIABLE LIFE SERVICES CENTER,
BLOOMFIELD, CONNECTICUT           ROUTING S-249
                                  HARTFORD, CT 06152-2249
                                  (800)(552-9898)


--------------------------------------------------------------------------------
              THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
--------------------------------------------------------------------------------

    This prospectus describes a flexible premium variable life insurance contract ("Policy") offered either in an individual or group form by Connecticut General Life Insurance Company ("the Company"). This Policy is intended to provide life insurance benefits. It allows flexible premium payments, a choice of underlying funding options, and a choice of two death benefit options. Its value will vary with the investment performance of the underlying funding options selected, as may the death benefit payable by the Company upon the death of the Insured. Policy values may be used to continue the Policy in force, may be borrowed within certain limits, and may be fully or partially surrendered. Full surrenders are subject to a surrender charge. Annuity settlement options equivalent to the Death Benefit are available for payment to the Beneficiary upon the death of the Insured.


    The Company offers nineteen funding vehicles under a Policy through the Separate Account, each a diversified open-end management investment company (commonly called a mutual fund) with a different investment objective: AIM Variable Insurance Funds, Inc. -- AIM V.I. Capital Appreciation Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund, AIM V.I. Diversified Income Fund; CIGNA Variable Products Group -- CIGNA VP Money Market Fund, CIGNA VP S&P 500 Index Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Emerging Growth Series, MFS Total Return Series, MFS Utilities Series and MFS World Governments Series; Templeton Variable Products Series Fund -- Templeton Asset Allocation Fund; Templeton International Fund, Templeton Stock Fund; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio.


    The fixed interest option offered under the Policy is the Fixed Account. Amounts held in the Fixed Account are guaranteed and will earn a minimum interest rate of 4% per year. Unless specifically mentioned, this prospectus only describes the variable investment options.

    It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance policy with this Policy. This entire Prospectus, and those of the Funds, should be read carefully to understand the Policy being offered.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS AVAILABLE AS FUNDING OPTIONS FOR THE POLICIES OFFERED BY THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         PROSPECTUS DATED: MAY 1, 1998

                               TABLE OF CONTENTS

                                                     PAGE
                                                  -----------
Definitions.....................................           3
Highlights......................................           5
  Initial Choices to be Made....................           5
  Charges and Fees..............................           6
The Company.....................................           6
The Variable Account............................           6
The Funds.......................................           7
  Expense Data/Fee Table........................          10
  General.......................................          12
  Substitution of Securities....................          12
  Voting Rights.................................          12
  Fund Participation Agreements.................          13
Death Benefit...................................          13
    Death Benefit Options.......................          13
    Changes in Death Benefit Option.............          13
    Guaranteed Death Benefit Provision..........          13
    Payment of Death Benefit....................          14
    Changes in Specified Amount.................          15
Premium Payments; Transfers.....................          15
    Premium Payments............................          15
    Allocation of Net Premium Payments..........          16
    Transfers...................................          17
    Optional Variable Account Sub-Account
     Allocation Programs........................          17
      Dollar Cost Averaging.....................          18
      Automatic Rebalancing.....................          18
Charges; Fees...................................          19
    Premium Load................................          19
    Monthly Deductions..........................          19
    Transaction Fee for Excess Transfers........          20
    Mortality and Expense Risk Charge...........          20
    Surrender Charge............................          21
The Fixed Account...............................          22
Policy Values...................................          22
    Accumulation Value..........................          22
    Variable Accumulation Unit Value............          23
    Surrender Value.............................          23
Surrenders......................................          23
    Partial Surrenders..........................          23
    Full Surrenders.............................          24
    Deferral of Payment and Transfers...........          24
Lapse and Reinstatement.........................          24
    Lapse of a Policy; Effect of Guaranteed
     Death Benefit Provision....................          24

                                                     PAGE
                                                  -----------
    Reinstatement of a Lapsed Policy............          24
Policy Loans....................................          25
Settlement Options..............................          25
Other Policy Provisions.........................          26
    Issuance....................................          26
    Short-Term Right to Cancel the Policy.......          26
    Policy Owner................................          26
    Beneficiary.................................          26
    Assignment..................................          27
    Right to Exchange for a Fixed Benefit
     Policy.....................................          27
    Incontestability............................          27
    Misstatement of Age or Sex..................          27
    Suicide.....................................          28
    Nonparticipating Policies...................          28
Tax Matters.....................................          28
    Policy Proceeds.............................          28
    Taxation of the Company.....................          29
    Section 848 Charges.........................          29
    Other Considerations........................          30
Other Matters...................................          30
    Directors and Officers of the Company.......          30
    Distribution of Policies....................          30
    Changes of Investment Policy................          31
    Other Contracts Issued by the Company.......          31
    State Regulation............................          31
    Reports to Policy Owners....................          32
    Advertising.................................          32
    Year 2000 Issues............................          32
    Legal Proceedings...........................          33
    Experts.....................................          33
    Registration Statement......................          34
Financial Statements............................          34
    Connecticut General Life Insurance
     Company....................................          36
    CG Variable Life Insurance Separate Account
     II.........................................          54
Appendix 1......................................          69
    Illustration of Surrender Charges...........          69
Appendix 2......................................          71
    Illustration of Accumulation Values,
     Surrender Values, and Death Benefits.......          71
Appendix 3......................................          81
    Tax Information.............................          81

DEFINITIONS

                    ACCUMULATION VALUE: The sum of the Fixed Account Value, Variable Account Value and the Loan Account Value.

                    ACCUMULATION UNIT: A unit of measure used to calculate the value of a Variable Account Sub-Account.

                    ADDITIONAL PREMIUMS: Any premium paid in addition to Planned Premiums.


                    ANNUITY & VARIABLE LIFE SERVICES CENTER: The office of the Company to which Premium Payments should be sent, notices given and any customer service requests made. Mailing address: Annuity & Variable Life Services Center, Routing S-249, Hartford, CT 06152-2249.


                    CERTIFICATE: The document which evidences the participation of an Owner in a group policy.

                    CODE: The Internal Revenue Code of 1986, as amended.

                    CORRIDOR DEATH BENEFIT: The Death Benefit calculated as a percentage of the Accumulation Value rather than by reference to the Specified Amount to satisfy the Internal Revenue Service definition of "life insurance."

                    COST OF INSURANCE: The portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying Death Benefits in excess of the Accumulation Value, not including riders, supplemental benefits or monthly expense charges.

                    DEATH BENEFIT: The amount payable to the beneficiary upon the death of the Insured in accordance with the Death Benefit Option elected, before deduction of the amount necessary to repay any loans in full, and overdue deductions.

                    DEATH BENEFIT OPTION: Either of two methods for determining the Death Benefit.

                    FIXED ACCOUNT: The account under which principal is guaranteed and interest is credited at a rate of not less than 4% per year. Fixed Account assets are general assets of the Company held in the Company's General Account.

                    FIXED ACCOUNT VALUE: The portion of the Accumulation Value, other than the Loan Account Value, held in the Company's General Account.

                    FUND(S): One or more of AIM Variable Insurance Funds, Inc. -- AIM V.I. Capital Appreciation Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund, AIM V.I. Diversified Income Fund; CIGNA Variable Products Group -- CIGNA VP Money Market Fund; CIGNA VP S&P 500 Index Fund; Fidelity Variable Insurance Products Fund -- Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II -- Asset Manager Portfolio and Investment Grade Bond Portfolio; MFS-Registered Trademark- Variable Insurance Trust -- MFS Emerging Growth Series; MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; Templeton Variable Products Series Fund -- Templeton Asset Allocation Fund, Templeton International Fund, Templeton Stock Fund; OCC Accumulation Trust -- Global Equity Portfolio, Managed Portfolio and Small Cap Portfolio. Each of them is an open-end management investment company (mutual fund) whose shares are available to fund the benefits provided by the Policy.

                    GENERAL ACCOUNT: The Company's general asset account, in which assets attributable to the non-variable portion of Policies are held.

                    GRACE PERIOD: The 61-day period following a Monthly Anniversary Day on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction. The Company will send notice at least 31 days before the end of the Grace Period that the Policy will lapse without value unless a sufficient payment (described in the notification letter) is received by the Company.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM: The Premium Payment(s) which must be made to guarantee the Initial Specified Amount for the first five Policy Years after issue, regardless of investment performance, assuming there will be no loans or partial surrenders.

                    GUIDELINE ANNUAL PREMIUM: The level amount, calculated in accordance with Rule 6e-3(T) under the Investment Company Act of 1940, required to mature the Policy under guaranteed mortality and expense charges and an annual interest rate of 5%.

                    INITIAL SPECIFIED AMOUNT: The amount (at least $100,000), originally chosen by the Policy Owner, initially equal to the Death Benefit. The Initial Specified Amount may be increased or decreased as described in this Prospectus.

                    INSURED: The person on whose life the Policy is issued.

                    ISSUE AGE: The age of the Insured, to the nearest birthday, on the Issue Date.

                    ISSUE DATE: The date on which the Policy becomes effective, as shown in the Policy Specifications.

                    LOAN ACCOUNT VALUE: An amount equal to the sum of all unpaid Policy loans and loan interest.

                    MONTHLY ANNIVERSARY DAY: The day of the month as shown in the Policy Specifications, or the next Valuation Day if that day is not a Valuation Day or is nonexistent for that month, when the Company makes the Monthly Deduction.

                    MONTHLY DEDUCTION: The monthly deduction made from the Net Accumulation Value; this deduction includes the cost of insurance, an administrative expense charge, and charges for supplemental riders or benefits, if applicable.

                    NET ACCUMULATION VALUE: The Accumulation Value less the Loan Account Value.

                    NET AMOUNT AT RISK: The Death Benefit before subtraction of outstanding loans, if any, minus the Accumulation Value.

                    NET PREMIUM PAYMENT: The portion of a Premium Payment, after deduction of 5.0% for the premium load, available for allocation to the Fixed Account and the Variable Account Sub-Accounts.

                    OWNER. The Owner on the Date of Issue will be the person designated in the Policy Specifications as having all ownership rights under the Policy; includes the Certificate Owner under a group policy. If no person is designated as Owner, the Insured will be the Owner.

                    PLANNED PREMIUMS: The amount of premium the Policy Owner chooses to pay the Company on a scheduled basis. This is the amount for which the Company sends a premium reminder notice.

                    POLICY: The life insurance contract described in this Prospectus, i.e., either an individual Policy or a Certificate evidencing the Owner's participation in a group policy, under which flexible premium payments are permitted and the death benefit and contract values may vary with the investment performance of the funding option(s) selected.

                    POLICY YEAR: Each twelve-month period, beginning on the Issue Date, during which the Policy is in effect.

                    PREMIUM PAYMENT: A premium payment made under the Policy.

                    RIGHT-TO-EXAMINE PERIOD: The period of time following the issuance of the Policy during which the Owner may return the Policy and receive a refund of premiums paid, the latest of
                    (a) 10 days after the Policy is received, unless otherwise stipulated by state law requirements, (b) 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or (c) 45 days after the application for the Policy is signed.

                    SETTLEMENT OPTION(S): Several ways in which the Beneficiary may receive a Death Benefit, or in which the Owner may choose to receive payments upon surrender of the Policy.

                    SUB-ACCOUNT: That portion of the Variable Account which is invested in shares of a specific Fund.

                    SURRENDER CHARGE: The amount retained by the Company upon the full surrender of the Policy.

                    SURRENDER VALUE: The amount a Policy Owner can receive in cash by surrendering the Policy. This equals the Net Accumulation Value minus the applicable Surrender Charge. All of the Surrender Value may be applied to one or more of the Settlement Options.

                    VALUATION DAY: Every day on which Accumulation Units are valued; any day on which the New York Stock Exchange is open, except any day on which trading on the Exchange is restricted, or on which an emergency exists, as determined by the Securities and Exchange Commission, so that valuation or disposal of securities is not practicable.

                    VALUATION PERIOD: The period of time beginning on the day following a Valuation Day and ending on the next Valuation Day. A Valuation Period may be more than one day in length.

                    VARIABLE ACCOUNT: CG Variable Life Insurance Separate Account II. Consists of all Sub-Accounts invested in shares of the Funds. Variable Account assets are kept separate from the general assets of the Company and are not chargeable with the general liabilities of the Company.

                    VARIABLE ACCOUNT VALUE: The portion of the Accumulation Value attributable to the Variable Account.

HIGHLIGHTS
                    The Policy is a flexible premium variable life insurance policy. Its values may be accumulated on a fixed or variable basis or a combination of fixed and variable bases. The Policy's provisions may vary in some states.
INITIAL CHOICES
TO BE MADE
                    When purchasing a Policy, the Owner makes three important choices:

                    1) Selecting one of the two Death Benefit Options;
                    2) Selecting the amount of Premium Payments to make; and
                    3) Selecting how Net Premium Payments will be allocated
                       among the available funding options.
LEVEL OR VARYING
DEATH BENEFIT
                    At the time of purchase, the Policy Owner (also called the "Owner" in this Prospectus) must choose between the two Death Benefit Options. The amount payable under either option will be determined as of the date of the Insured's death. Under the level Death Benefit Option, the Death Benefit will be the greater of the Specified Amount, or the Corridor Death Benefit. Under the varying Death Benefit Option, the Death Benefit will be the greater of the Specified Amount plus the Accumulation Value, or the Corridor Death Benefit (See "Death Benefit").


                    The Policy also offers a Guaranteed Initial Death Benefit Provision which ensures that for the first five Policy Years the Death Benefit will not be less than the Initial Specified Amount, regardless of market performance, assuming there have been no loans or surrenders, even if the Net Accumulation Value is insufficient to cover the current Monthly Deductions (See "Guaranteed Death Benefit Provision").

AMOUNT OF
PREMIUM PAYMENT
                    At the time of purchase, the Policy Owner must also choose the amount of premium to be paid. The Owner may vary Premium Payments to some extent and still keep the Policy in force. Premium reminder notices will be sent for Planned Premiums and for premiums required to continue this Policy in force. If the Policy lapses it may be reinstated (See "Reinstatement of a Lapsed Policy"). Premium Payments are refundable during the Right-to-Examine Period.
SELECTION OF
FUNDING
VEHICLE(S)
                    The Policy Owner must choose how to allocate Net Premium Payments. Net Premium Payments allocated to the Variable Account may be allocated to one or more Sub-Accounts of the Variable Account, each of which invests in shares of a particular Fund. The Initial Premium Payment will not be allocated to the Variable Account until three days following the expiration of the Right-to-Examine Period (see "Short-Term Right to Cancel the Policy"). The Fixed Account may also be elected as an allocation option. Allocations to any Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. Further, at this time, no more than 18 Sub-Accounts may be opened during the life of the Policy. The Company may expand this number at a future date. The variable portion of a Policy is supported by the Fund(s) selected as funding vehicle(s). The portion of the Variable Account Value attributable to a particular Fund through the Sub-Account of the Variable Account is not guaranteed and will vary with the investment performance of that Fund.
CHARGES
AND FEES
                    There is a 5.0% premium load on all Premium Payments.

                    Monthly deductions are made for the Cost of Insurance and any riders.

                    Monthly deductions ($15 per month during the first Policy Year and, currently, $5 per month thereafter) are also made for administrative expenses.

                    Daily deductions from Variable Account Value are made for the mortality and expense risk, currently at the annual rate of .80% during the first twelve Policy Years and .55% thereafter.

                    Investment results for each Sub-Account are affected by each Fund's daily charge for management fees; these charges vary by Fund and are shown at pages 10-11 of this Prospectus.

                    A transaction fee of $25 is imposed for each partial surrender and for certain transfers in excess of 12 per Policy Year.

                    A surrender charge will be deducted upon full surrender of a Policy within the first ten Policy Years or within ten years after an increase in Specified Amount.

                    Interest is charged on Policy loans. The net interest spread (the amount by which interest charged exceeds interest credited) is currently 1% per year in the first ten Policy Years and .25% per year thereafter.

                    The Company may derive a profit from its charges except from the monthly deduction for administrative expenses and the transaction fee.

THE COMPANY
                    The Company is a stock life insurance company incorporated in Connecticut in 1865. Its Home Office mailing address is Hartford, Connecticut 06152, Telephone (860) 726-6000. It has obtained authorization to do business in fifty states, the District of Columbia and Puerto Rico. The Company issues group and individual life and health insurance policies and annuities. The Company has various wholly-owned subsidiaries which are generally engaged in the insurance business. The Company is a wholly-owned subsidiary of Connecticut General Corporation, Bloomfield, Connecticut. Connecticut General Corporation is wholly-owned by CIGNA Holdings Inc., Philadelphia, Pennsylvania which is in turn wholly-owned by CIGNA Corporation, Philadelphia, Pennsylvania. Connecticut General Corporation is the holding company of various insurance companies, one of which is Connecticut General Life Insurance Company.

                    The Company markets the Policies through independent insurance brokers, general agents, and registered representatives of broker-dealers which are members of the National Association of Securities Dealers, Inc.

                    The Company, in common with other insurance companies, is subject to regulation and supervision by the regulatory authorities of the states in which it is licensed to do business. A license from the state insurance department is a prerequisite to the transaction of insurance business in that state. In general, all states have statutory administrative powers. Such regulation relates, among other things, to licensing of insurers and their agents, the approval of policy forms, the methods of computing reserves, the form and content of statutory financial statements, the amount of policyholders' and stockholders' dividends, and the type of distribution of investments permitted. A blanket bond for $100 million covers all of the officers and employees of the Company.

THE VARIABLE ACCOUNT
                    CG Variable Life Insurance Separate Account II was established pursuant to a July 6, 1994 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the Variable Account are credited without regard to the other income, gains or losses of the Company. The Company serves as the custodian of the assets of the Variable Account. These assets are held for the Policies. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Policies are general corporate liabilities of the Company. Any and all distributions made by the Funds with respect to shares held by the Variable Account will be reinvested in additional shares at net asset value. Deductions and surrenders from the Variable Account will, in effect, be made by surrendering shares of the Funds at net asset value. On each Valuation Day of each Fund, the Variable Account purchases or redeems Fund shares based on a netting of all transactions for that day. Shares of the Funds held in the Variable Account are held by the Company through an open account system, which makes unnecessary the issuance and delivery of stock certificates.

                    The Variable Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the Variable Account or the Company's management or investment practices or policies by the Commission. The Company does not guarantee the Variable Account's investment performance.

                    The Company has several other separate accounts registered as unit investment trusts with the Commission for the purpose of funding the variable annuity contracts and variable life insurance policies of the Company.
THE FUNDS
                    Each of the nineteen Sub-Accounts of the Variable Account is invested solely in the shares of one of the nineteen Funds available as funding vehicles under the Policies. Each of the Funds is a series of one of seven entities, all Massachusetts business trusts, except for AIM Variable Insurance Funds, Inc., a Maryland corporation. Each such entity is registered as an open-end, diversified management investment company under the 1940 Act. These entities are collectively referred to herein as the "Trusts."

                    The seven Trusts and their Investment advisers and distributors are:

                        AIM Variable Insurance Funds, Inc. ("AIM V.I. Fund"), managed by A I M Advisors, Inc., and distributed by A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173;


                        CIGNA Variable Products Group ("CIGNA Group"), managed by CIGNA Investments, Inc., and distributed by CIGNA Financial Services, Inc., One Commercial Plaza, 280 Trumbull Street, Hartford, CT 06103;


                        Variable Insurance Products Fund ("Fidelity VIP"), and Variable Insurance Products Fund II ("Fidelity VIP II"), managed by Fidelity Management & Research
                        Company and distributed by Fidelity Distributors Corporation, 82 Devonshire Street, Boston, MA 02103;

                        MFS-Registered Trademark- Variable Insurance Trust ("MFS Trust"), managed by Massachusetts Financial Services Company and distributed by MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116;

                        Templeton Variable Products Series Fund ("Templeton Trust"), managed by Templeton Investment Counsel, Inc. and its Templeton and Franklin affiliates and distributed by Franklin/Templeton Distributors, Inc., 700 Central Avenue, St. Petersburg, FL 33701;

                        OCC Accumulation Trust ("OCC Trust") (formerly Quest for Value Accumulation Trust), managed by OpCap Advisors (formerly Quest for Value Advisors) and distributed by OCC Distributors (formerly Quest for Value Distributors), One World Financial Center, New York, NY 10281.

                    Four Funds of AIM V.I. Fund are available under the
                    Policies:

                        AIM V.I. Capital Appreciation Fund;
                        AIM V.I. Diversified Income Fund;
                        AIM V.I. Growth Fund;
                        AIM V.I. Value Fund.


                    Two Funds of CIGNA Variable Products Group are available under the Policies:


                        CIGNA VP Money Market Fund;

                        CIGNA VP S&P 500 Index Fund.

                    One Fund of FIDELITY VIP is available under the Policies:

                        Equity-Income Portfolio ("Fidelity VIP Equity-Income Portfolio").

                    Two Funds of FIDELITY VIP II are available under the
                    Policies:

                        Asset Manager Portfolio ("Fidelity VIP II Asset Manager
                    Portfolio");
                        Investment Grade Bond Portfolio ("Fidelity VIP II
                    Investment Grade Bond Portfolio").

                    Four Funds of MFS Trust are available under the Policies:

                        MFS Emerging Growth Series;
                        MFS Total Return Series;
                        MFS Utilities Series;
                        MFS World Governments Series.

                    Three Funds of TEMPLETON Trust are available under the
                    Policies:

                        Templeton Asset Allocation Fund: Class 1;
                        Templeton International Fund: Class 1;
                        Templeton Stock Fund: Class 1.


                    Three Funds of OCC Accumulation Trust are available under the Policies:


                        Global Equity Portfolio;
                        Managed Portfolio;
                        Small Cap Portfolio.

                    The investment advisory fees charged the Funds by their advisers are shown on pages 11 and 12 of this Prospectus.

                    There follows a brief description of the investment objective and program of each Fund. There can be no assurance that any of the stated investment objectives will be achieved.

                    AIM V.I. CAPITAL APPRECIATION FUND (Small Cap Stocks): Seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

                    AIM V.I. DIVERSIFIED INCOME FUND (Fixed
                    Income - Intermediate Term Bonds): Seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

                    AIM V.I. GROWTH FUND (Large Cap Stocks): Seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by its adviser to have strong earnings momentum.

                    AIM V.I. VALUE FUND (Large Cap Stocks): Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its adviser to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

                    CIGNA VP MONEY MARKET FUND (Money Market): Seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments.

                    CIGNA VP S&P 500 INDEX FUND (Large Cap Stocks): Seeks to achieve its objective of long-term growth of capital by attempting to replicate the composition and total return, reduced by fund expenses, of the Standard and Poor's 500 Composite Stock Price Index.


                    FIDELITY VIP II ASSET MANAGER PORTFOLIO (Balanced or Total Return): Seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.


                    FIDELITY VIP II INVESTMENT GRADE BOND PORTFOLIO (Fixed Income - Intermediate Term Bonds): Seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities.


                    FIDELITY VIP EQUITY-INCOME PORTFOLIO (Large Cap Stocks):
                    Seeks reasonable income by investing primarily in income-producing equity securities, with some potential for capital appreciation, seeking a yield that exceeds the composite yield on the securities comprising the Standard and Poor's 500 Index (S&P 500).

                    MFS EMERGING GROWTH SERIES (Large Cap Stocks): Seeks to provide long-term growth of capital by investing primarily in common stocks of foreign and domestic issuers.

                    MFS TOTAL RETURN SERIES (Balanced or Total Return): Seeks primarily to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

                    MFS UTILITIES SERIES (Specialty): Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of utility companies.

                    MFS WORLD GOVERNMENTS SERIES (International Fixed Income):
                    Seeks not only preservation, but also growth, of capital together with moderate current income through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities.

                    TEMPLETON ASSET ALLOCATION FUND (Balanced or Total Return):
                    Seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt securities of companies and governments of any nation, and in money market instruments. Assets are allocated among different investments depending upon worldwide market and economic conditions.

                    TEMPLETON INTERNATIONAL FUND (International Stocks): Seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

                    TEMPLETON STOCK FUND (Global Stocks): Seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world, including the U.S.


                    OCC ACCUMULATION TRUST GLOBAL EQUITY PORTFOLIO (International Stocks): Seeks long-term capital appreciation through a global investment strategy primarily involving equity securities.



                    OCC ACCUMULATION TRUST MANAGED PORTFOLIO (Balanced or Total Return): Seeks growth of capital over time through investment in a portfolio of common stocks, bonds and cash equivalents, the percentage of which will vary based on management's assessments of relative investment values.



                    OCC ACCUMULATION TRUST SMALL CAP PORTFOLIO (Small Cap Stocks): Seeks capital appreciation through investments in a diversified portfolio of equity securities of companies with market capitalizations of under $1 billion.



                    The AIM V.I. Diversified Income Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Asset Manager Portfolio, MFS Total Return Series, MFS Utilities Series, MFS World Governments Series, OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio, Templeton Asset Allocation Fund, Templeton International Fund and Templeton Stock Fund portfolios may invest in non-investment grade, high yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Fund prospectuses.

EXPENSE DATA


The purpose of the following Table is to help Purchasers and prospective purchasers understand the costs and expenses that are borne, directly and indirectly, by Purchasers assuming that all Net Premium Payments are allocated to the Variable Account. The table reflects expenses of the Variable Account as well as of the individual Funds underlying the Variable Sub-Accounts. The Mortality and Expense Risk Charge shown is the currently charged rate during the first twelve Policy Years. It currently declines to .55% per year thereafter and is guaranteed not to exceed .90% per year. Fund expenses are based on historical fund expenses as a percentage of net assets for the year ended December 31, 1997, except as indicated. Expenses of the funds are not fixed or specified under the terms of the Contracts, and actual expense may vary.


                                   FEE TABLE

                                             AIM VARIABLE INSURANCE FUNDS, INC.
                                     --------------------------------------------------
                                       AIM V.L.
                                        CAPITAL       AIM V.I.     AIM V.I.   AIM V.I.
                                     APPRECIATION   DIVERSIFIED     GROWTH      VALUE
                                         FUND       INCOME FUND      FUND       FUND
                                     -------------  ------------   --------   ---------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
 Charge............................      0.80%           0.80%      0.80%      0.80%
Total Separate Account Annual
 Expenses..........................      0.80%           0.80%      0.80%      0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................      0.63%           0.60%      0.65%      0.62%
Other Expenses.....................      0.05%           0.20%      0.08%      0.08%
Total Fund Portfolio Annual
 Expenses..........................      0.68%(1)        0.80%(1)   0.73%(1)   0.70%(1)

                                                                              FIDELITY VARIABLE INSURANCE
                                                  CIGNA VP                          PRODUCTS FUNDS
                                                    GROUP                  ---------------------------------
                                     -----------------------------------    VIP II       VIP        VIP II
                                         CIGNA VP            CIGNA          ASSET      EQUITY-    INVESTMENT
                                          MONEY              VP S&P        MANAGER     INCOME     GRADE BOND
                                       MARKET FUND       500 INDEX FUND    PORTFOLIO  PORTFOLIO   PORTFOLIO
                                     ----------------   ----------------   --------   ---------   ----------
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risk
 Charge............................            0.80%              0.80%       0.80%      0.80%      0.80%
Total Separate Account Annual
 Expenses..........................            0.80%              0.80%       0.80%      0.80%      0.80%
FUND PORTFOLIO ANNUAL EXPENSES
Management Fees....................            0.35%              0.25%       0.55%      0.50%      0.44%
Other Expenses.....................            0.15%              0.00%       0.10%      0.08%      0.14%
Total Fund Portfolio Annual
 Expenses..........................            0.50%(2)           0.25%(2)    0.65%(3)    0.58%(3)   0.58%


------------------------

(1) A I M Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.



(2) Through May 1, 1999, the Funds' adviser has agreed to bear expenses of the Funds so that Total Fund Portfolio Annual Operating Expenses do not exceed 0.50% and 0.25% of average daily net asset value for the VP Money Market and the VP S&P 500 Index Funds, respectively. Otherwise, Total Fund Portfolio Annual Operating Expenses would have been 1.11% and 0.55% of average daily net asset value for 1997 for the VP Money Market and the VP S&P 500 Index Funds, respectively.



(3) A portion of the brokerage commissions that certain funds paid was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, Total Fund Portfolio Annual Expenses would have been 0.64% for the VIP II Asset Manager Portfolio and 0.57% for the VIP Equity-Income Portfolio.

The table does not reflect the monthly deductions for the cost of insurance and any riders, nor does it reflect the monthly deduction of $15 during the first Policy Year, and currently, $5 thereafter for administrative expenses. The information set forth should be considered together with the information provided in this Prospectus under the heading "Charges and Fees", and in each Fund's Prospectus. All expenses are expressed as a percentage of average account value.


                 MFS VARIABLE INSURANCE TRUST
   ---------------------------------------------------------
       MFS             MFS
     EMERGING         TOTAL          MFS         MFS WORLD
      GROWTH         RETURN       UTILITIES     GOVERNMENTS
      SERIES         SERIES         SERIES         SERIES
   ------------    -----------   ------------   ------------
       0.80%          0.80%          0.80%          0.80%

       0.80%          0.80%          0.80%          0.80%

       0.75%          0.75%          0.75%          0.75%
       0.12%(5)       0.25%(5)       0.25%(5)       0.25%(5)
       0.87%          1.00%(4)       1.00%(4)       1.00%(4)

                         TEMPLETON VARIABLE PRODUCTS
                                 SERIES FUNDS
                 --------------------------------------------
   ------------    TEMPLETON
       MFS           ASSET           TEMPLETON      TEMPLETON
     EMERGING      ALLOCATION      INTERNATIONAL      STOCK
      GROWTH          FUND             FUND           FUND
      SERIES        CLASS 1           CLASS 1        CLASS 1
   ------------  --------------    -------------    ---------
       0.80%           0.80%               0.80%        0.80%
       0.80%           0.80%               0.80%        0.80%
       0.75%           0.60%(6)            0.69%(6)     0.69%(6)
       0.12%(5)        0.18%(6)            0.19%(6)     0.19%(6)
       0.87%           0.78%               0.88%        0.88%


   ------------         OCC ACCUMULATION TRUST
       MFS        -----------------------------------
     EMERGING      GLOBAL
      GROWTH       EQUITY       MANAGED     SMALL CAP
      SERIES      PORTFOLIO    PORTFOLIO    PORTFOLIO
   ------------   ---------    ---------    ---------
       0.80%          0.80%        0.80%        0.80%
       0.80%          0.80%        0.80%        0.80%
       0.75%          0.79%(7)     0.80%(7)     0.80%(7)
       0.12%(5)       0.40%(8)     0.07%(8)     0.17%(8)
       0.87%          1.19%(9)     0.87%(9)      .97%(9)

------------------------
(4) The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" for the Total Return Series, Utilities Series and World Government Series would be 0.27%, 0.45% and 0.40% respectively, and "Total Fund Portfolio Annual Expenses" would be 1.02%, 1.20%, and 1.15% respectively, for these Series. See "Information Concerning Shares of Each Series--Expenses."
(5) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses".
(6) Management Fees and Total Operating Expenses have been restated to reflect the management fee schedule approved by shareholders and effective May 1, 1997. See fund prospectus for details. Actual Management Fees and Total Fund Operating Expenses during 1997 were lower.
(7)  Reflects management fees after taking into effect any waiver.
(8) Other Expenses are shown gross of expense offsets afforded the Portfolios which effectively lowered overall custody expenses.

(9) Total Portfolio Expenses for the Small Cap and Managed Portfolios are limited by OpCap Advisors so that their respective annualized operating expenses (net of any expense offsets) do not exceed 1.00% of average daily net assets. Total Portfolio Expenses for the Global Equity Portfolio are limited to 1.25% of average daily net assets. Without such limitation and without giving effect to any expense offsets, the Management Fees, Other Expenses and Total Portfolio Expenses incurred for the fiscal year ended December 31, 1997 would have been: .80%, .17% and .97%, respectively, for the Small Cap Portfolio, .80%, .07% and .87%, respectively, for the Managed Portfolio and .80%, .40% and 1.20%, respectively, for the Global Equity Portfolio.

                    GENERAL

                    There is no assurance that the investment objective of any of the Funds will be met. A Policy Owner bears the complete investment risk for Accumulation Values allocated to a Sub-Account. Each of the Sub-Accounts involves inherent investment risk, and such risk varies significantly among the Sub-Accounts. Policy Owners should read each Fund's prospectus carefully and understand the Funds' relative degrees of risk before making or changing investment choices. Additional Funds may, from time to time, be made available as investments to underlie the Policies. However, the right to make such selections will be limited by the terms and conditions imposed on such transactions by the Company (See "Premium Payments").

                    Required premium levels will vary based on market performance. In a prolonged market downturn, affecting all Sub-Accounts, additional Premium Payments may be necessary to maintain the level of coverage or to avoid lapsing of the Policy. Review of periodic contract statements is strongly suggested to determine appropriate premium requirements.

                    SUBSTITUTION OF SECURITIES

                    If the shares of any Fund should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the investment objectives of the Policies, the Company may substitute shares of another Fund. No substitution of securities in any Sub-Account may take place without prior approval of the Commission and under such requirements as it may impose.

                    VOTING RIGHTS

                    In accordance with its view of present applicable law, the Company will vote the shares of each Fund held in the Variable Account at special meetings of the shareholders of the particular Series Fund in accordance with written instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions, as well as shares attributable to it, in the same proportion as it votes shares for which it has received instructions. The Series Funds do not hold regular meetings of shareholders.

                    The number of shares which a person has a right to vote will be determined as of a date to be chosen by the appropriate Series Fund not more than sixty (60) days prior to the meeting of the particular Series Fund. Voting instructions will be solicited by written communication at least fourteen
                    (14) days prior to the meeting.

                    The Funds' shares are issued and redeemed only in connection with variable annuity contracts and variable life insurance policies issued through separate accounts of the Company and other life insurance companies. The Series Funds do not foresee any disadvantage to Policy Owners arising out of the fact that shares may be made available to separate accounts which are used in connection with both variable annuity and variable life insurance products. Nevertheless, the Series Funds' Boards intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Fund. This might force a Fund to sell portfolio securities at disadvantageous prices.

                    FUND PARTICIPATION AGREEMENTS

                    The Company has entered into agreements with the various Series Funds and their advisers or distributors under which the Company makes the Funds available under the Policies and performs certain administrative services. In some cases, the advisers or distributors may compensate the Company therefor.

DEATH BENEFIT

                    DEATH BENEFIT OPTIONS

                    Two different Death Benefit Options are available. The amount payable under either option will be determined as of the date of the Insured's death.

                    Under OPTION 1 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), or the applicable percentage (the "Corridor Percentage") of the Accumulation Value required to maintain the Policy as a "life insurance contract" for tax purposes (the "Corridor Death Benefit"). The Corridor Percentage is 250% through the Insured's age 40 and decreases in accordance with the table in "Payment of Death Benefit" to 100% at the Insured's age 95. Option 1 provides a level Death Benefit until the Corridor Death Benefit exceeds the Specified Amount.

                    Under OPTION 2 the Death Benefit will be the greater of the Specified Amount (a minimum of $100,000 as of the date of this Prospectus), plus the Accumulation Value, or the Corridor Death Benefit. Option 2 provides a varying Death Benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options chosen.

                    Under both Option 1 and Option 2, the proceeds payable upon death will be the Death Benefit, reduced by partial surrenders and by the amount necessary to repay any loans in full. Option 1 will be in effect unless Option 2 has been elected in the application for the Policy or unless a change has been allowed.

                    CHANGES IN DEATH BENEFIT OPTION

                    A Death Benefit Option change will be allowed upon the Owner's written request to the Annuity & Variable Life Services Center in form satisfactory to the Company, subject to the following conditions:

                     - The change will take effect on the Monthly Anniversary
                       Day or on the next Valuation Day following the date of receipt of the request.

                     - There will be no change in the Surrender Charge, and
                       evidence of insurability may be required.

                     - No change in the Death Benefit Option may reduce the
                       Specified Amount below $100,000.

                     - For changes from Option 1 to Option 2, the new Specified
                       Amount will equal the Specified Amount less the Accumulation Value at the time of the change.

                     - For changes from Option 2 to Option 1, the new Specified
                       Amount will equal the Specified Amount plus the Accumulation Value at the time of the change.

                    GUARANTEED DEATH BENEFIT PROVISION

                    The Guaranteed Death Benefit Provision assures that, as long as the Guaranteed Initial Death Benefit Premium is paid, the Death Benefit will not be less than the Initial

                    Specified Amount during the first five Policy Years even if the Net Accumulation Value is insufficient to cover the current Monthly Deductions, assuming there have been no loans or partial surrenders.


                    Changes in Initial Specified Amount, partial surrenders, and Death Benefit Option changes during the first five Policy Years may affect the Guaranteed Death Benefit Premium. These events and loans may also affect the Policy's ability to remain in force.

                    PAYMENT OF DEATH BENEFIT

                    The Death Benefit under the Policy will be paid in a lump sum within seven days after receipt at the Annuity & Variable Life Services Center of due proof of the Insured's death (a certified copy of the death certificate), unless the Owner or the Beneficiary has elected that it be paid under one or more of the Settlement Options (See "Settlement Options"). Payment of the Death Benefit may be delayed if the Policy is being contested.

                    While the Insured is living, the Owner may elect a Settlement Option for the Beneficiary and deem it irrevocable, and may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless the Owner has made an irrevocable election.

                    All or a part of the Death Benefit may be applied under one or more of the Settlement Options, or such other options as the Company may make available in the future.

                    If the Policy is assigned as collateral security, the Company will pay any amount due the assignee in one lump sum. Any excess Death Benefit due will be paid as elected.

                    The Death Benefit under the Policy at any point in time must be at least the following "Corridor Percentage" of the Accumulation Value based on the Insured's attained age:

                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                        0-40          250%            70            115%
                         41           243             71            113
                         42           236             72            111
                         43           229             73            109
                         44           222             74            107
                                       --              -             --
                         45           215             75            105
                         46           209             76            105
                         47           203             77            105
                         48           197             78            105
                         49           191             79            105
                                       --              -             --
                         50           185             80            105
                         51           178             81            105
                         52           171             82            105
                         53           164             83            105
                         54           157             84            105
                                       --              -             --
                         55           150             85            105
                         56           146             86            105
                         57           142             87            105
                         58           138             88            105
                         59           134             89            105
                                       --              -             --
                         60           130             90            105
                         61           128             91            104
                         62           126             92            103

                     INSURED'S     CORRIDOR       INSURED'S      CORRIDOR
                    ATTAINED AGE  PERCENTAGE    ATTAINED AGE    PERCENTAGE
                    ------------  -----------   -------------   -----------
                         63           124             93            102
                         64           122             94            101
                                       --              -             --
                         65           120             95            100
                         66           119             96            100
                         67           118             97            100
                         68           117             98            100
                         69           116             99            100
                                       --              -             --

                    CHANGES IN SPECIFIED AMOUNT

                    Changes in the Specified Amount of a Policy can be made by submitting a written request to the Annuity & Variable Life Services Center in form satisfactory to the Company.

                    Changes in the Specified Amount are subject to the following conditions:

                     - Satisfactory evidence of insurability and a supplemental application may be required for an increase in the Specified Amount.

                     - An increase in the Specified Amount will increase the
                       Surrender Charge.

                     - As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000.

                     - No decrease may reduce the Specified Amount to less than
                       $100,000.

                     - No decrease may reduce the Specified Amount below the
                       minimum required to maintain the Policy's status under the Code as a life insurance policy.

PREMIUM PAYMENTS; TRANSFERS

                    PREMIUM PAYMENTS


                    The Policies provide for flexible premium payments. Premium Payments are payable in the frequency and in the amount selected by the Policy Owner. The initial Premium Payment is due on the Issue Date and is payable in advance. The minimum payment is the amount necessary to maintain a positive Net Accumulation Value or Guaranteed Minimum Death Benefit. Each subsequent Premium Payment must be at least $100. The Company reserves the right to decline any application or Premium Payment.


                    After the initial Premium Payment, all Premium Payments must be sent directly to the Annuity & Variable Life Services Center and will be deemed received when actually received there.

                    The Policy Owner may elect to increase, decrease or change the frequency of Premium Payments.

                    PLANNED PREMIUMS are Premium Payments scheduled when a Policy is applied for. They can be billed annually, semiannually or quarterly. Pre-authorized automatic monthly check payments may also be arranged.

                    ADDITIONAL PREMIUMS are any Premium Payments made ($100 minimum) in addition to Planned Premiums.

                    GUARANTEED INITIAL DEATH BENEFIT PREMIUM, if paid during each of the first five Policy Years, enables the Policy to remain in force regardless of investment performance, assuming no surrenders or loans during that time. The Guaranteed Initial Death Benefit Premium is stated in the Policy Specifications. An increase in Specified Amount would require a recalculation of the Guaranteed Initial Death Benefit Premium. If this premium is not paid, or there are partial surrenders or loans taken during the first five Policy Years, the Policy will lapse during the first five Policy Years if the Net Accumulation Value is less than the next Monthly Deduction, just as it would after the first five Policy Years at any time the Net Accumulation Value is less than the next Monthly Deduction.


                    Payment of Planned Premiums or Additional Premiums in any amount will not, except as noted above, guarantee that the Policy will remain in force. Conversely, failure to pay Planned Premiums or Additional Premiums will not necessarily cause a Policy to lapse (See "Guaranteed Death Benefit Provision").

                    PREMIUM INCREASES. At any time, the Owner may increase Planned Premiums, or pay Additional Premiums, but:

                     - Evidence of insurability may be required if the
                       Additional Premium or the new Planned Premium during the current Policy Year would increase the difference between the Death Benefit and the Accumulation Value. If satisfactory evidence of insurability is requested and not provided, the increase in premium will be refunded without interest and without participation of such amounts in any underlying funding options.

                     - In no event may the total of all Premium Payments exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. If, at any time, a Premium Payment would result in total Premium Payments exceeding such maximum premium limitation, the Company will only accept that portion of the Premium Payment which will make total premiums equal the maximum. Any part of the Premium Payment in excess of that amount will be returned or applied as otherwise agreed and no further Premium Payments will be accepted until allowed by the then-current maximum premium limitations prescribed by law.

                     - If there is any Policy indebtedness, any additional Net
                       Premium Payments will be used first as a loan repayment with any excess applied as an additional Net Premium Payment.

                    ALLOCATION OF NET PREMIUM PAYMENTS

                    At the time of purchase of the Policy, the Owner must decide how to allocate Net Premium Payments among the Sub-Accounts and the Fixed Account. Allocation to any one Variable Account Sub-Account or to the Fixed Account must be in whole percentages. No allocation can be made which would result in a Sub-Account Value of less than $50 or a Fixed Account value of less than $2,500. Further, at this time, no more than 18 Sub-Accounts may be opened during the life of the Policy. The Company may expand this number at a future date. For each Variable Account Sub-Account, the Net Premium Payments are converted into Accumulation Units. The number of Accumulation Units credited to the Policy is determined by dividing the Net Premium Payment allocated to the Sub-Account by the value of the Accumulation Unit for the Sub-Account.

                    During the Right-to-Examine Period, the Net Premium Payment will be allocated to the Fixed Account, and interest credited from the Issue Date if the Premium Payment was received on or before the Issue Date. The Company will allocate the initial Net Premium Payment directly to the Sub-Account(s) selected by the Owner within three days after expiration of the Right-to-Examine Period.

                    Unless the Company is directed otherwise by the Policy Owner, subsequent Net Premium Payments will be allocated on the same basis as the most recent previous Net Premium Payment. Such allocation will occur as of the next Valuation Period after each payment is received.

                    The allocation for future Net Premium Payments may be changed at any time free of charge. Any new allocation will apply to Premium Payments made more than one week after the Company receives the notice of the new allocatin. Any new allocation is subject to the same requirements as the initial allocation. The Company may, at its sole discretion, waive minimum premium allocation requirements.

                    TRANSFERS

                    Before the Insured attains age 100, values may, at any time, be transferred ($500 minimum) from one Sub-Account to another or from the Variable Account to the Fixed Account. Within the 30 days after each Policy Anniversary, the Owner may also transfer a portion of the Fixed Account Value to one or more Sub-Accounts, until the Insured attains age 100. Transfers from the Fixed Account are allowed in the 30-day period after a Policy Anniversary and will be effective as of the next Valuation Day after a request is received in good order at the Annuity & Variable Life Services Center. The cumulative amount of transfers from the Fixed Account within any such 30-day period cannot exceed 20% of the Fixed Account Value on the most recent Policy Anniversary. The Company may further limit transfers from the Fixed Account at any time.

                    Subject to the above restrictions, up to 12 transfers may be made in any Policy Year without charge, and any value remaining in the Fixed Account or a Sub-Account after a transfer must be at least $500. Transfers may be made in writing or by telephone unless the Policy Owner has indicated in writing in the application or otherwise that telephone transfers are not to be permitted. To make a telephone transfer, the Policy Owner must call the Annuity & Variable Life Services Center and provide, as identification, his or her Policy Number and a requested portion of his or her Social Security number. A customer service representative will then come on the line and, upon ascertaining that telephone transfers are permitted for that Policy, take the transfer request, which will be processed as of the next close of business and confirmed the day after that. The Company disclaims all liability for losses resulting from unauthorized or fraudulent telephone transactions, but acknowledges that if it does not follow these procedures, which it believes to be reasonable, it may be liable for such losses.

                    Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of Accumulation Units based on the Accumulation Unit values next determined after a written request is received at the Annuity & Variable Life Services Center. Transfer requests must be received by the Annuity & Variable Life Services Center by 4:00 Eastern Time in order to be effective that day. Any transfer made which causes the remaining value of Accumulation Units for a Sub-Account to be less than $500 will result in those remaining Accumulation Units being cancelled and their aggregate value reallocated proportionately among the other funding options chosen. The Policy Owner should carefully consider current market conditions and each Sub-Account's investment policies and related risks before allocating money to the Sub-Accounts. See pages 8-11 of this Prospectus.

                    The Company, at its sole discretion, may waive minimum balance requirements on the Sub-Accounts.

                    OPTIONAL VARIABLE ACCOUNT SUB-ACCOUNT ALLOCATION PROGRAMS

                    The Owner may elect to enroll in either of the following programs. However, both programs cannot be in effect at the same time.

                    DOLLAR COST AVERAGING

                    Dollar Cost Averaging is a program which, if elected by the Owner, systematically allocates specified dollar amounts from the Money Market Sub-Account or the Fixed Account to one or more of the Contract's Variable Account Sub-Accounts at regular intervals as selected by the Owner. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations.

                    Dollar Cost Averaging may be elected by establishing a Money Market Sub-Account or the Fixed Account value of at least $1,000. The minimum amount per month to allocate is $100 (subject to the 18 Sub-Account limitation described under "Allocation of Net Premium Payments" above). Enrollment in this program may occur at any time by calling the Annuity & Variable Life Services Center or by providing the information requested on the Dollar Cost Averaging election form to the Company, provided that sufficient value is in the Money Market Sub-Account or the Fixed Account. Transfers to the Fixed Account are not permitted under Dollar Cost Averaging. The Company may, at its sole discretion, waive Dollar Cost Averaging minimum deposit and transfer requirements.

                    Dollar Cost Averaging will terminate when any of the following occurs: (1) the number of designated transfers has been completed; (2) the value of the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer; (3) the Owner requests termination by telephone or in writing and such request is received at least one week prior to the next scheduled transfer date to take effect that month; or (4) the Policy is surrendered.

                    There is no current charge for Dollar Cost Averaging but the Company reserves the right to charge for this program.

                    AUTOMATIC REBALANCING

                    Automatic Rebalancing is an option which, if elected by the Owner on the initial application, or thereafter by calling the Annuity & Variable Life Services Center, periodically restores to a pre-determined level the percentage of Policy Value allocated to each Sub-Account (e.g. 20% Money Market, 50% Growth, 30% Utilities). This pre-determined level will be the allocation initially selected on the application, unless subsequently changed. The Automatic Rebalancing allocation may be changed at any time by submitting a written request to the Company or by calling the Annuity & Variable Life Services Center.

                    If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts must be subject to Automatic Rebalancing. The Fixed Account is not available for Automatic Rebalancing.

                    Automatic Rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the Owner. Once Automatic Rebalancing is activated, any Sub-Account transfers executed outside of the rebalancing option will terminate the Automatic Rebalancing. Any subsequent premium payment or withdrawal that modifies the net account balance within each Sub-Account may also cause termination of Automatic Rebalancing. Any such termination will be confirmed to the Owner. The Owner may terminate Automatic Rebalancing or re-enroll at any time by calling or writing the Annuity & Variable Life Services Center.

                    There is no current charge for Automatic Rebalancing but the Company reserves the right to charge for this program.

CHARGES; FEES

                    PREMIUM LOAD

                    A deduction of 5.0% of each Premium Payment will be made to cover the premium load. This load represents state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. The 2.35% portion of this deduction for premium taxes may be higher or lower than the actual tax imposed by the applicable jurisdiction; it is in the mid-range of state premium taxes, which range from 1.75% to 5.0%. The Company estimates 1.15% of each Premium Payment will be used to meet federal income tax liabilities attributable to the treatment of deferred acquisition costs. The remaining 1.5% of the deduction is for sales expenses. The combination of the 1.5% front-end sales load and the deferred sales component of the surrender charge will not exceed maximum sales charges permitted under the 1940 Act.

                    MONTHLY DEDUCTIONS

                    A Monthly Deduction is made from the Net Accumulation Value for administrative expenses. The monthly administrative fee is $15 during the first Policy Year and, currently, $5 during subsequent Policy Years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed the Company's costs. For subsequent Policy Years, this monthly fee will never exceed $10.

                    A Monthly Deduction is also made from the Net Accumulation Value for the Cost of Insurance and any charges for supplemental riders. The Cost of Insurance depends on the attained age, risk class and gender classification (in accordance with state law) of the Insured and the current Net Amount at Risk.

                    The Cost of Insurance is determined by dividing the Death Benefit at the previous Monthly Anniversary Day by 1.0032737, subtracting the Accumulation Value at the previous Monthly Anniversary Day, and multiplying the result (the Net Amount at Risk) by the applicable Cost of Insurance Rate as determined by the Company. The Guaranteed Maximum Cost of Insurance Rates, per $1,000 of Net Amount at Risk, for standard risks are set forth in the following Table based on the 1980 Commissioners Standard Ordinary Mortality Tables, Age Nearest Birthday (1980 CSO); or, for unisex rates, on the 1980 CSO-B Table.

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
     0         0.34845    0.24089    0.32677
     1         0.08917    0.07251    0.08667
     2         0.08251    0.06750    0.07917
     3         0.08167    0.06584    0.07834
     4         0.07917    0.06417    0.07584
     5         0.07501    0.06334    0.07251
     6         0.07167    0.06084    0.06917
     7         0.06667    0.06000    0.06584
     8         0.06334    0.05834    0.06250
     9         0.06167    0.05750    0.06084
    10         0.06084    0.05667    0.06000
    11         0.06417    0.05750    0.06250
    12         0.07084    0.06000    0.06917
    13         0.08251    0.06250    0.07834
    14         0.09584    0.06887    0.09001

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    15         0.11085    0.07084    0.10334
    16         0.12585    0.07601    0.11585
    17         0.13919    0.07917    0.12752
    18         0.14836    0.08167    0.13502
    19         0.15502    0.08501    0.14085
    20         0.15836    0.08751    0.14502
    21         0.15919    0.08917    0.14585
    22         0.15752    0.09084    0.14419
    23         0.15502    0.09251    0.14252
    24         0.15189    0.09501    0.14085
    25         0.14752    0.09668    0.13752
    26         0.11419    0.09918    0.13585
    27         0.14252    0.10168    0.13418
    28         0.14169    0.10501    0.13418
    29         0.14252    0.10635    0.13585

ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    30         0.14419    0.11251    0.13752
    31         0.14836    0.11668    0.14169
    32         0.15252    0.12085    0.14585
    33         0.15919    0.12502    0.15252
    34         0.16889    0.13168    0.15919
    35         0.17586    0.13752    0.16836
    36         0.18670    0.14669    0.17837
    37         0.20004    0.15752    0.19170
    38         0.21505    0.17003    0.20588
    39         0.23255    0.18503    0.22338
    40         0.25173    0.20171    0.24173
    41         0.27424    0.22005    0.26340
    42         0.29675    0.23922    0.28508
    43         0.32260    0.25757    0.31010
    44         0.34929    0.27674    0.33428
    45         0.37931    0.29675    0.36263
    46         0.41017    0.31677    0.39182
    47         0.44353    0.33761    0.42268
    48         0.47856    0.36096    0.45437
    49         0.51777    0.38598    0.49107
    50         0.55948    0.41350    0.53028
    51         0.60870    0.44270    0.57533
    52         0.66377    0.47523    0.62539
    53         0.72636    0.51276    0.68297
    54         0.79730    0.55114    0.74722
    55         0.87326    0.59118    0.81566
    56         0.95591    0.63123    0.88996
    57         1.04192    0.66961    0.96593
    58         1.13378    0.70633    1.04609
    59         1.23236    0.74556    1.13211
    60         1.34180    0.78979    1.22817
    61         1.46381    0.84488    1.33511
    62         1.60173    0.91417    1.45796
    63         1.75809    1.00267    1.59922
    64         1.93206    1.10539    1.75725
ATTAINED
AGE            MALE      FEMALE     UNISEX
(NEAREST      MONTHLY    MONTHLY    MONTHLY
BIRTHDAY)      RATE       RATE       RATE
-----------  ---------  ---------  ---------
    65         2.12283    1.21731    1.92955
    66         2.32623    1.33511    2.11195
    67         2.54312    1.45461    2.30614
    68         2.77350    1.57247    2.50878
    69         3.02328    1.69955    2.72909
    70         3.30338    1.84590    2.97466
    71         3.62140    2.02325    3.25640
    72         3.98666    2.24419    3.58279
    73         4.40599    2.51548    3.95978
    74         4.87280    2.83552    4.38330
    75         5.37793    3.19685    4.84334
    76         5.91225    3.59370    5.33245
    77         6.46824    4.01942    5.84227
    78         7.04089    4.47410    6.36948
    79         7.64551    4.97042    6.92851
    80         8.30507    5.52957    7.54229
    81         9.03761    6.17118    8.22883
    82         9.86724    6.91414    9.01216
    83        10.80381    7.77075    9.90124
    84        11.82571    8.72632   10.87533
    85        12.91039    9.76952   11.92213
    86        14.03509   10.89151   13.01471
    87        15.18978   12.08770   14.15507
    88        16.36948   13.35774   15.33494
    89        17.57781   14.70820   16.56493
    90        18.82881   16.15259   17.85746
    91        20.14619   17.71416   19.23699
    92        21.57655   19.43814   20.76665
    93        23.20196   21.40786   22.49837
    94        25.28174   23.63051   24.70915
    95        28.27411   27.16158   27.82758
    96        33.10577   32.32378   32.78845
    97        41.68476   41.21204   41.45783
    98        58.01259   57.81394   57.95663
    99        90.90909   90.90909   90.90909

                    These Monthly Deductions are deducted proportionately from the value of each funding option. This is accomplished for the Sub-Accounts by canceling Accumulation Units and withdrawing the value of the canceled Accumulation Units from each funding option in the same proportion as their respective values have to the Net Accumulation Value. The Monthly Deductions are made on the Monthly Anniversary Day.

                    If the Insured is still living at age 100 and the Policy has not been surrendered, no further Monthly Deductions are taken and any Variable Account Value is transferred to the Fixed Account. The Policy will then remain in force until surrender or the Insured's death.

                    TRANSACTION FEE FOR EXCESS TRANSFERS

                    There will be a $25 transaction fee for each transfer between funding options in excess of 12 during any Policy Year.

                    MORTALITY AND EXPENSE RISK CHARGE

                    For mortality and expense risks, a daily deduction, currently equivalent to .80% per year during the first twelve Policy Years and .55% per year thereafter, is made from amounts held in the Variable Account. This deduction is guaranteed not to exceed .90% per year.

                    SURRENDER CHARGE

                    Upon surrender of a Policy, a surrender charge may apply, as described below. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. (See "Appendix 1 -- Illustration of Surrender Charges".)

                    The initial Surrender Charge, as specified in the Policy, is based on the Initial Specified Amount and the amount of Premium Payments during the first two Policy Years. Once determined, the Surrender Charge will remain the same dollar amount during the third through fifth Policy Years. Thereafter, it declines monthly at a rate of 20% per year so that after the end of the tenth Policy Year (assuming no increases in the Specified Amount) the Surrender Charge will be zero. Thus, the Surrender Charge at the end of the sixth Policy Year would be 80% of the Surrender Charge at the end of the fifth Policy Year, at the end of the seventh Policy Year would be 60% of the Surrender Charge at the end of the fifth Policy Year, and so forth. However, in no event will the Surrender Charge exceed the maximum allowed by state or federal law.

                    If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge. The Surrender Charge applicable to the increase would be equal to the Surrender Charge on a new policy whose Specified Amount was equal to the amount of the increase. As of the date of this Prospectus, the minimum allowable increase in Specified Amount is $1,000. The Company may change this at any time.

                    If the Specified Amount is decreased while the Surrender Charge applies, the Surrender Charge will remain the same.

                    No Surrender Charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the Sub-Accounts (and, where applicable, the Fixed Account) from which the partial surrender proceeds are taken unless the Owner instructs the Company otherwise.

                    The portion of the Surrender Charge applied to reimburse the Company for sales and promotional expense is at most 28.5% of the sum of Premium Payments in the first two Policy Years up to one Guideline Annual Premium, plus 8.5% of Premium Payments in the first two Policy Years between one and two times one Guideline Annual Premium plus 7.5% of Premium Payments in the first two Policy Years in excess of two times one Guideline Annual Premium. The portion applicable to administrative expense is $6.00 per $1,000 of Initial Specified Amount. Under certain circumstances involving the payment of very large premiums during the first two Policy Years, a lesser portion of the Surrender Charge will be applied to reimburse the Company for sales and promotional expense, to the extent required by federal or state law. Any surrenders may result in tax implications. (See "Tax Matters".)

                    Based on its actuarial determination, the Company does not anticipate that the Surrender Charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be available for recovery from the General Account of the Company, which supports insurance and annuity obligations.

THE FIXED ACCOUNT

                    The Fixed Account is funded by the assets of the Company's General Account. Amounts held in the Fixed Account are guaranteed and will be credited with interest at rates as determined from time to time by the Company, but not less than 4% per year.

                    THE FIXED ACCOUNT IS MADE UP OF THE GENERAL ASSETS OF THE COMPANY OTHER THAN THOSE ALLOCATED TO ANY SEPARATE ACCOUNT. THE FIXED ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT. BECAUSE OF APPLICABLE EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE FIXED ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"), AND NEITHER THE FIXED ACCOUNT NOR THE COMPANY'S GENERAL ACCOUNT HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). THEREFORE, NEITHER THE FIXED ACCOUNT NOR ANY INTEREST THEREIN IS GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, THE COMPANY HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

POLICY VALUES

                    ACCUMULATION VALUE

                    Once a Policy has been issued, each Net Premium Payment allocated to a Sub-Account of the Variable Account is credited in the form of Accumulation Units, representing the Fund in which assets of that Sub-Account are invested. Each Net Premium Payment will be credited to the Policy as of the end of the Valuation Period in which it is received at the Annuity & Variable Life Services Center (or portion thereof allocated to a particular Sub-Account). The number of Accumulation Units credited is determined by dividing the Net Premium Payment by the value of an Accumulation Unit next computed after receipt. Since each Sub-Account has a unique Accumulation Unit value, a Policy Owner who has elected a combination of funding options will have Accumulation Units credited from more than one source.

                    The Accumulation Value of a Policy is determined by: (a) multiplying the total number of Accumulation Units credited to the Policy for each applicable Sub-Account by its appropriate current Accumulation Unit value; (b) if a combination of Sub-Accounts is elected, totaling the resulting values; and (c) adding any values attributable to the General Account (i.e., the Fixed Account Value and the Loan Account Value).

                    The number of Accumulation Units credited to a Policy will not be changed by any subsequent change in the value of an Accumulation Unit. Such value may vary from Valuation Period to Valuation Period to reflect the investment experience of the Fund used in a particular Sub-Account.

                    The Fixed Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Variable Account. The Fixed Account Value is guaranteed; however, there is no assurance that the Variable Account Value of the Policy will equal or exceed the Net Premium Payments allocated to the Variable Account.

                    Each Policy Owner will be advised at least annually as to the number of Accumulation Units which remain credited to the Policy, the current Accumulation Unit values, the Variable Account Value, the Fixed Account Value and the Loan Account Value.

                    Accumulation Value will be affected by Monthly Deductions.

                    VARIABLE ACCUMULATION UNIT VALUE


                    The Accumulation Unit value for each Sub-Account was established at the inception of the Sub-Account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Sub-Account for any later Valuation Period is determined as follows:


                       (1)The total value of Fund shares held in the Sub-Account
                          is calculated by multiplying the number of Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Fund if an ex-dividend date occurs during the Valuation Period; minus


                       (2)The liabilities of the Sub-Account at the end of the
                          Valuation Period; such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by the Company that the Company determines result from the operations of the Variable Account; and


                       (3)The result of (2) is divided by the number of
                          Sub-Account units outstanding at the beginning of the Valuation Period.



                    The daily charges imposed on a Sub-Account for any Valuation Period are equal to the daily mortality and expense risk charge plus any applicable daily administrative charge multiplied by the number of calendar days in the Valuation Period.


                    SURRENDER VALUE

                    The Surrender Value of a Policy is the amount the Owner can receive in cash by surrendering the Policy. All or part of the Surrender Value may be applied to one or more of the Settlement Options. See "Surrender Charge."

SURRENDERS

                    PARTIAL SURRENDERS

                    A partial surrender may be made at any time by written request to the Annuity & Variable Life Services Center during the lifetime of the Insured and while the Policy is in force. Such request may also be made by telephone if telephone transfers have been previously authorized in writing. A $25 transaction fee is charged.

                    The amount of a partial surrender may not exceed 90% of the Surrender Value at the end of the Valuation Period in which the election becomes or would become effective, and may not be less than $500.

                    For an Option 1 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value, Death Benefit, and Specified Amount. The Specified Amount and Accumulation Value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

                    For an Option 2 Policy (See "Death Benefit"): A partial surrender will reduce the Accumulation Value and the Death Benefit, but it will not reduce the Specified Amount.

                    The Specified Amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the Specified Amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

                    If, at the time of a partial surrender, the Net Accumulation Value is attributable to more than one funding option, the $25 transaction charge and the amount paid upon the surrender will be taken proportionately from the values in each funding option, unless the Policy Owner and the Company agree otherwise.

                    FULL SURRENDERS

                    A full surrender may be made at any time. The Company will pay the Surrender Value next computed after receiving the Owner's written request at the Annuity & Variable Life Services Center in a form satisfactory to the Company. Payment of any amount from the Variable Account on a full surrender will usually be made within seven calendar days thereafter.

                    DEFERRAL OF PAYMENT AND TRANSFERS

                    Payment of the surrendered amount from the Variable Account may be postponed when the New York Stock Exchange is closed and for such other periods as the Commission may require. Payment or transfer from the Fixed Account may be deferred up to six months at the Company's option. If the Company exercises its right to defer such payment or transfer interest will be added as required by law.

LAPSE AND REINSTATEMENT

                    LAPSE OF A POLICY; EFFECT OF GUARANTEED DEATH BENEFIT PROVISION


                    A Policy will not lapse during the five-year period after its Issue Date regardless of investment performance if, on each Monthly Anniversary Day within that period the sum of premiums paid equals or exceeds the required amount of the Guaranteed Initial Death Benefit Premium for that period, assuming there have been no loans or partial surrenders. If there have been any loans or partial surrenders, the Policy may lapse unless there is sufficient Net Accumulation Value to cover the Monthly Deduction.



                    After the five-year period expires, and depending on the investment performance of the funding options, the Net Accumulation Value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary.



                    A lapse occurs if a Monthly Deduction is greater than the Net Accumulation Value and no payment to cover the Monthly Deduction is made within the Grace Period. The Company will send the Owner a lapse notice at least 31 days before the Grace Period expires.


                    REINSTATEMENT OF A LAPSED POLICY

                    The Owner can apply for reinstatement at any time during the Insured's lifetime. To reinstate a Policy, the Company will require satisfactory evidence of insurability and an amount sufficient to pay for the current Monthly Deduction plus two additional Monthly Deductions.

                    If the Policy is reinstated within five years of the Issue Date, all values including the Loan Account Value will be reinstated to the point they were on the date of lapse. However, the Guaranteed Initial Death Benefit Option will not be reinstated.

                    If the Policy is reinstated after five years following the Issue Date, it will be reinstated on the Monthly Anniversary Day following the Company approval. The Accumulation Value at reinstatement will be the Net Premium Payment then made less the Monthly Deduction due that day.


                    If the Accumulation Value is not sufficient to cover the full Surrender Charge at the time of lapse, the remaining portion of the Surrender Charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS

                    A Policy loan requires that a loan agreement be executed and that the Policy be assigned to the Company. The loan may be for any amount up to 100% of the Surrender Value; however, the Company may limit the amount of such loan so that total Policy indebtedness will not exceed 90% of an amount equal to the Accumulation Value less the Surrender Charge which would be imposed on a full surrender. The amount of a loan, together with subsequent accrued but not paid interest on the loan, becomes part of the Loan Account Value. If Policy values are held in more than one funding option, withdrawals from each funding option will be made in proportion to the assets in each funding option at the time of the loan for transfer to the Loan Account, unless the Company is instructed otherwise in writing at the Annuity & Variable Life Services Center.


                    Interest on loans will accrue at an annual rate of 8%, and loan interest is payable once a year in arrears on each anniversary of the Policy, or earlier upon full surrender or other payment of proceeds of a Policy. Any interest not paid when due becomes part of the loan and the interest will be withdrawn proportionately from the values in each funding option.



                    The Company will credit interest on the Loan Account Value. During the first ten Policy Years, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan minus 1% (guaranteed not to exceed 2%). Beginning with the eleventh Policy Year, the Company's current practice is that interest will be credited at an annual rate equal to the interest rate charged on the loan, less .25% annually (guaranteed not to exceed 1%). In no case will the annual credited interest rate be less than 6% in each of the first ten Policy Years and 7% thereafter. Interest paid will be allocated among the funding options according to current Net Premium Payment allocations.


                    Repayments on the loan will be allocated among the funding options according to current Net Premium Payment allocations. The Loan Account Value will be reduced by the amount of any loan repayment.

                    A Policy loan, whether or not repaid, will affect the proceeds payable upon the Insured's death and the Accumulation Value because the investment results of the Variable Account or the Fixed Account will apply only to the non-loaned portion of the Accumulation Value. The longer a loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Variable Account or the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

SETTLEMENT OPTIONS

                    Proceeds in the form of Settlement Options are payable by the Company at the Beneficiary's election upon the Insured's death, or while the Insured is alive upon election by the Owner of one of the Settlement Options.

                    A written request may be made to elect, change, or revoke a Settlement Option before payments begin under any Settlement Option. This request must be in form satisfactory to the Company, and will take effect upon its receipt at the Annuity & Variable Life Services Center. Payments after the first payment will be made on the first day of each month.

                    FIRST OPTION -- Payments for the lifetime of the payee.

                    SECOND OPTION -- Payments for the lifetime of the payee, guaranteed for 60, 120, 180, or 240 months;

                    THIRD OPTION -- Payment for a stated number of years, at least five but no more than thirty;

                    FOURTH OPTION -- Payment of interest annually on the sum left with the Company at a rate of at least 3% per year, and upon the payee's death the amount on deposit will be paid.

                    ADDITIONAL OPTIONS -- Policy proceeds may also be settled under any other method of settlement offered by the Company at the time the request is made.

OTHER POLICY PROVISIONS

                    ISSUANCE

                    A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally only where the Insured is below the age of 80.

                    SHORT-TERM RIGHT TO CANCEL THE POLICY

                    A Policy may be returned for cancellation and a full refund of premium within 10 days after the Policy is received, unless otherwise stipulated by state law requirements, within 10 days after the Company mails or personally delivers a Notice of Withdrawal Right to the Owner, or within 45 days after the application for the Policy is signed, whichever occurs latest. The Initial Premium Payment made when the Policy is issued will be held in the Fixed Account and not allocated to the Variable Account even if the Policy Owner may have so directed until three business days following the expiration of the Right-to-Examine Period. If the Policy is returned for cancellation in a timely fashion, the refund of premiums paid, without interest, will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears.

                    POLICY OWNER

                    While the Insured is living, all rights in this Policy are vested in the Policy Owner named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Policy Owner while the Insured is living. Any such change in ownership must be in a written form satisfactory to the Company and recorded at the Annuity & Variable Life Services Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded. The Company may require that the Policy be submitted for endorsement before making a change.

                    If the Policy Owner is other than the Insured, names no contingent Policy Owner and dies before the Insured, the Policy Owner's rights in this Policy belong to the Policy Owner's estate.

                    BENEFICIARY

                    The Beneficiary(ies) shall be as named in the application or as subsequently changed, subject to assignment, if any.

                    The Policy Owner may name a new Beneficiary while the Insured is living. Any change must be in a written form satisfactory to the Company and recorded at the Annuity & Variable Life Services Center. Once recorded, the change will be effective as of the date signed; however, the change will not affect any payment made or action taken by the Company before it was recorded.

                    If any Beneficiary predeceases the Insured, that Beneficiary's interest passes to any surviving Beneficiary(ies), unless otherwise provided. Multiple Beneficiaries will be paid in equal shares, unless otherwise provided. If no named Beneficiary survives the Insured, the death proceeds shall be paid to the Policy Owner or the Policy Owner's executor(s), administrator(s) or assigns.

                    ASSIGNMENT

                    While the Insured is living, the Policy Owner may assign his or her rights in the Policy. The assignment must be in writing, signed by the Policy Owner and recorded at the Annuity & Variable Life Services Center. No assignment will affect any payment made or action taken by the Company before it was recorded. The Company is not responsible for any assignment not submitted for recording, nor is the Company responsible for the sufficiency or validity of any assignment. The assignment will be subject to any indebtedness owed to the Company before it was recorded.

                    RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

                    The Policy Owner may, within the first two Policy Years, exchange the Policy for a permanent life insurance policy then being offered by the Company. The benefits for the new policy will not vary with the investment experience of a separate account. The exchange must be elected within 24 months from the Issue Date. No evidence of insurability will be required.


                    The Policy Owner, the Insured and the Beneficiary under the new policy will be the same as those under the exchanged Policy on the effective date of the exchange. The Accumulation Value under the new Policy will be equal to the Accumulation Value under the old Policy on the date the exchange request is received. The new policy will have a Death Benefit on the exchange date not more than the Death Benefit of the original Policy immediately prior to the exchange date. If the Accumulation Value is insufficient to support the Death Benefit, the Policy Owner will be required to make additional Premium Payments in order to effect the exchange. The new policy will have an Issue Date and Issue Age as of the date of the exchange. The initial Specified Amount and any increases in Specified Amount will have the same rate class as those of the original Policy. Any indebtedness may be transferred to the new policy.


                    The exchange may be subject to an equitable adjustment in rates and values to reflect variances, if any, in the rates and values between the two Policies. After adjustment, if any excess is owed the Policy Owner, the Company will pay the excess to the Policy Owner in cash. The exchange may be subject to federal income tax withholding.

                    INCONTESTABILITY

                    The Company will not contest payment of the death proceeds based on the Initial Specified Amount after the Policy has been in force during the Insured's lifetime for two years from the Issue Date. For any increase in Specified Amount requiring evidence of insurability, the Company will not contest payment of the death proceeds based on such an increase after it has been in force during the Insured's lifetime for two years from its effective date.

                    MISSTATEMENT OF AGE OR SEX

                    If the age or sex of the Insured has been misstated, the affected benefits will be adjusted. The amount of the Death Benefit will be 1. multiplied by 2. and then the result added to 3. where:

                    1. is the Net Amount at Risk at the time of the Insured's
                       death;

                    2. is the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death; and

                    3. is the Accumulation Value at the time of the Insured's
                       death.

                    SUICIDE

                    If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, the Company will pay no more than the sum of the premiums paid, less any indebtedness. If the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of such additional benefit.

                    NONPARTICIPATING POLICIES

                    These are nonparticipating Policies on which no dividends are payable. These Policies do not share in the profits or surplus earnings of the Company.

TAX MATTERS

                    POLICY PROCEEDS

                    Section 7702 of the Code provides that if certain tests are met, a Policy will be treated as a life insurance policy for federal tax purposes. The Company will monitor compliance with these tests. The Policy should thus receive the same federal income tax treatment as fixed benefit life insurance. As a result, the death proceeds payable under a Policy are excludable from gross income of the Beneficiary under Section 101 of the Code.

                    Section 7702A of the Code defines modified endowment contracts as those policies issued or materially changed on or after June 21, 1988 on which the total premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual premiums. The Code provides for taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts in the same way annuities are taxed. Modified endowment contract distributions are defined by the Code as amounts not received as an annuity and are taxable to the extent the cash value of the policy exceeds, at the time of distribution, the premiums paid into the policy. A 10% tax penalty generally applies to the taxable portion of such distributions unless the Policy Owner is over age 59 1/2 or disabled.

                    It may not be advantageous to replace existing insurance with Policies described in this Prospectus. It may also be disadvantageous to purchase a Policy to obtain additional insurance protection if the purchaser already owns another variable life insurance policy.

                    The Policies offered by this Prospectus may or may not be issued as modified endowment contracts. The Company will monitor premiums paid and will notify the Policy Owner when the Policy's non-modified endowment contract status is in jeopardy. If a Policy is not a modified endowment contract, a cash distribution during the first 15 years after a Policy is issued which causes a reduction in death benefits may still become fully or partially taxable to the Owner pursuant to Section 7702(f)(7) of the Code. The Policy Owner should carefully consider this potential effect and seek further information before initiating any changes in the terms of the Policy. Under certain conditions, a Policy may become a modified endowment contract as a result of a material change or a reduction in benefits as defined by
                    Section 7702A(c) of the Code.

                    In addition to meeting the tests required under Section 7702 and Section 7702A, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. A variable life insurance policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. To be adequately diversified, each Sub-Account of the Variable Account must meet certain tests. The Company believes the Variable Account investments meet the applicable diversification standards.

                    Should the Secretary of the Treasury issue additional rules or regulations limiting the number of funds, transfers between funds, exchanges of funds or changes in investment objectives of funds such that the Policy would no longer qualify as life insurance under Section 7702 of the Code, the Company will take whatever steps are available to remain in compliance.

                    The Company will monitor compliance with these regulations and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance.

                    A total surrender or termination of the Policy by lapse may have adverse tax consequences. If the amount received by the Policy Owner plus total Policy indebtedness exceeds the premiums paid into the Policy, the excess will generally be treated as taxable income, regardless of whether or not the Policy is a modified endowment contract.

                    Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or Beneficiary.


                    TAXATION OF THE COMPANY


                    The Company is taxed as a life insurance company under the Code. Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Sub-chapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the value of Accumulation Units.

                    The Company does not initially expect to incur any Federal income tax liability that would be chargeable to the Variable Account. Based upon these expectations, no charge is currently being made against the Variable Account for federal income taxes. If, however, the Company determines that on a separate company basis such taxes may be incurred, it reserves the right to assess a charge for such taxes against the Variable Account.

                    The Company may also incur state and local taxes in addition to premium taxes in several states. At present, these taxes are not significant. If they increase, however, additional charges for such taxes may be made.

                    SECTION 848 CHARGES

                    The 5.0% premium load is assessed to cover state taxes, federal income tax liabilities and a portion of the sales expenses incurred by the Company. This load is made up of 2.35% for state taxes, 1.15% for the additional federal income tax burden under

                    Section 848 of the Code relating to the tax treatment of deferred acquisition costs and a 1.5% sales load. The 1.15% charge for federal income tax liabilities is reasonable in relation to the Company's increased taxes under this Section of the Code.

                    OTHER CONSIDERATIONS

                    The foregoing discussion is general and is not intended as tax advice. Counsel and other competent advisers should be consulted for more complete information. This discussion is based on the Company's understanding of Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of these current laws and interpretations.

OTHER MATTERS

                    DIRECTORS AND OFFICERS OF THE COMPANY


                    The following persons are Directors and Officers of the Company. The address of each is 900 Cottage Grove Road, Hartford, CT 06152 and each has been employed by the Company or its affiliates for more than five years except Mr. Jones, Mr. Pacy, Dr. Schaffer and Mr. DellaVolpe. Prior to February 1994, Mr. Jones was Executive Vice President, Chief Administrative Officer, Chief Operating Officer and Director, NAC Re Corporation and NAC Reinsurance Corporation (Chief Operating Officer of NAC Re Corporation beginning June 1993). Prior to January 1995, Mr. Pacy was Senior Manager -- IT Infrastructure and Technology Management Officer, Digital Equipment Corporation. Prior to May 1993, Dr. Schaffer was Vice President, Professional Affairs, Aetna Health Plans, Aetna Life & Casualty. Prior to December, 1996, Mr. DellaVolpe was Manager of Business Assurance, Coopers & Lybrand LLP.



                                       POSITIONS AND OFFICES
       NAME AND ADDRESS                  WITH THE COMPANY
------------------------------  -----------------------------------
Thomas C. Jones                 President and Director
                                (Principal Executive Officer)
John Wilkinson                  Vice President and Actuary
                                (Principal Financial Officer)
Dominic A. DellaVolpe           Assistant Vice President
                                (Principal Accounting Officer)
David C. Kopp                   Corporate Secretary
Andrew G. Helming               Secretary
Stephen C. Stachelek            Vice President and Treasurer
H. Edward Hanway                Director and Chairman of the Board
Harold W. Albert                Director
Robert W. Burgess               Director
John G. Day                     Director and Chief Counsel
Joseph M. Fitzgerald            Director and Senior Vice President
Carol M. Olsen                  Director and Senior Vice President
John E. Pacy                    Director and Senior Vice President
Marc L. Preminger               Director, Senior Vice President and
                                Chief Financial Officer
Patricia L. Rowland             Director and Senior Vice President
W. Allen Schaffer, M.D.         Director and Senior Vice President


                    DISTRIBUTION OF POLICIES

                    The Policies will be sold by licensed insurance agents in those states where the Policies may lawfully be sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (NASD). The Policies will be distributed by the Variable Accounts principal underwriter, CIGNA Financial Advisors, Inc. ("CFA"), located at 900 Cottage Grove Road, Bloomfield, CT. CFA is a Connecticut corporation organized in 1967, and is the principal underwriter for certain of the Company's other registered separate accounts and for a registered separate account of CIGNA Life Insurance Company, a wholly-owned subsidiary of the Company. As of January 1, 1998, CFA, formerly a wholly-owned subsidiary of CIGNA Corporation, became a wholly-owned subsidiary of Lincoln National Corporation, an Indiana corporation with headquarters in Fort Wayne, Indiana, whose principal businesses are insurance and financial services.



                    Gross first year commissions paid by the Company, including expense reimbursement allowances, on the sale of these Policies are not more than 95% of Premium Payments. Gross renewal commissions paid by the Company will not exceed 10% of Premium Payments.


                    CHANGES OF INVESTMENT POLICY

                    The Company may materially change the investment policy of the Variable Account. The Company must inform the Policy Owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments which shall disapprove it if deemed detrimental to the interests of the Policy Owners or if it renders the Company's operations hazardous to the public. If a Policy Owner objects, the Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by the Company on the life of the Insured. The Policy Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. The Company will not require evidence of insurability for this conversion.

                    The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance not exceeding the Death Benefit of the Policy converted on the date of such conversion.

                    OTHER CONTRACTS ISSUED BY THE COMPANY

                    The Company does presently and will, from time to time, offer other variable annuity contracts and variable life insurance policies with benefits which vary in accordance with the investment experience of a separate account of the Company.

                    STATE REGULATION

                    The Company is subject to the laws of Connecticut governing insurance companies and to regulation by the Connecticut Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's contract liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the Connecticut Department of Insurance. Such regulation does not, however, involve any supervision of management or investment practices or policies.

                    REPORTS TO POLICY OWNERS

                    The Company maintains Policy records and will mail to each Policy Owner, at the last known address of record, an annual statement showing the amount of the current Death Benefit, the Accumulation Value, and Surrender Value, premiums paid and monthly charges deducted since the last report, the amounts invested in the Fixed Account and in the Variable Account and in each Sub-Account of the Variable Account, and any Loan Account Value.

                    Policy Owners will also be sent annual reports containing financial statements for the Variable Account and annual and semi-annual reports of the Funds as required by the 1940 Act.

                    In addition, Policy Owners will receive statements of significant transactions, such as changes in Specified Amount, changes in Death Benefit Option, changes in future premium allocation, transfers among Sub-Accounts, Premium Payments, loans, loan repayments, reinstatement and termination.

                    ADVERTISING

                    The Company is also ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the Company. The ratings are not intended to reflect the investment experience or financial strength of the Variable Account. The Company may advertise these ratings from time to time. In addition, the Company may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend the Company or the Policies. Furthermore, the Company may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


                    YEAR 2000 ISSUES



                    Connecticut General Variable Life Insurance Separate Account II (the "Account") is a "separate account" of the Company established under Connecticut insurance law; thus, the Company is responsible, as part of its Year 2000 updating process, for the updating of the Account-related computer systems. Delaware Service Company ("Delaware") provides substantially all of the necessary accounting and valuation services for the Account. Delaware, for its part, is responsible for updating all of its computer systems, including those which service the Account, to accommodate the year 2000. The Company and Delaware have begun formal discussions with each other to assess the requirements for their respective systems to interface properly in order to facilitate the accurate and orderly operation of the Account beginning in the year 2000.



                    Many existing computer programs use only two digits to identify a year in the date field. These programs were designed and developed without considering the impact of the upcoming change in the century. If not corrected, many computer applications could fail or create erroneous results by or at the year 2000. The Year 2000 issue is pervasive and complex and affects virtually every aspect of the businesses of both the Company and Delaware (collectively, the "Companies"). The computer systems of the Companies and their interfaces with the computer systems of vendors, suppliers, customers and other business partners are particularly vulnerable. The inability to properly recognize date-sensitive electronic information and to transfer data between systems could cause errors or even complete failure of systems, which would result in a temporary inability to process transactions correctly and engage in normal business activities for the

                    Account. The Companies respectively are redirecting significant portions of their internal information technology efforts and are contracting, as needed, with outside consultants to help update their systems to accommodate the year 2000. Also, in addition to the discussions with each other noted above, the Companies have each initiated formal discussions with other critical parties that that interface with their systems to gain an understanding of the progress by those parties in addressing Year 2000 issues. While the Companies are making substantial efforts to address their own systems and the systems with which they interface, it is not possible to provide assurance that operational problems will not occur. The Companies presently believe that, assuming the modification of existing computer systems, updates by vendors and conversion to new software and hardware, the Year 2000 issue will not pose significant operations problems for their respective computer systems. In addition, the Companies are incorporating potential issues surrounding year 2000 into their contingency planning process to address the probability that, despite these substantial efforts, there are unresolved Year 2000 problems. If the remediation efforts noted above are not completed timely or properly, the Year 2000 issue could have a material adverse impact on the operation of the businesses of the Companies.



                    The cost of addressing Year 2000 issues and the timeliness of completion is being monitored by management of the respective Companies. Nevertheless, there can be no guarantee either by the Company or by Delaware that estimated costs will be achieved, and actual results could differ significantly from those anticipated. Specific factors that might cause such differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer problems, and other uncertainties.


                    LEGAL PROCEEDINGS

                    There are no material legal or administrative proceedings pending or known to be contemplated, other than ordinary routine litigation incidental to the business, to which the Company and the Variable Account are parties or to which any of their property is subject. The principal underwriter, CFA, is not engaged in any material litigation of any nature.

                    EXPERTS

                    Actuarial opinions regarding Deferred Acquisition Cost Tax (DAC Tax) and Mortality and Expense Charges included in this Prospectus have been rendered by Michelle L. Kunzman, as stated in the opinion filed as an Exhibit to the Registration Statement given on the authority of Ms. Kunzman as an expert in actuarial matters.


                    Legal matters in connection with the Policies described herein are being passed upon by Mark A. Parsons, Esq., Chief Counsel, Retirement and Investment Services Division, CIGNA Corporation, 900 Cottage Grove Road, Hartford, CT 06152, in the opinion filed as an Exhibit to the Registration Statement given on his authority as an expert in these matters.



                    The consolidated financial statements of Connecticut General Life Insurance Company as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997 included in this Prospectus as well as the Statement of Assets and Liabilities of the Variable Account at December 31, 1997 and the Statement of Operations and the Statement of Changes in Net Assets for the periods ended December 31, 1997 and December 31, 1996 have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Price Waterhouse LLP's consent to this reference to the firm as an "expert" is filed as an exhibit to the Registration Statement of which this Prospectus is a part.


                    REGISTRATION STATEMENT

                    A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Account, the Company, and the Policies offered hereby. Statements contained in this Prospectus as to the content of Policies and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    FINANCIAL STATEMENTS


                    There follow consolidated balance sheets of the Company and its subsidiaries as of December 31, 1997 and 1996 and related consolidated statements of income and retained earnings and cash flows for the years ended December 31, 1997, 1996 and 1995. There also follow, for the Variable Account, statements of assets and liabilities as of December 31, 1997 and related statements of operations and statements of changes in net assets for the period ended December 31, 1997.



                    The most current financial statements of the Company are those as of the end of the most recent fiscal year. The Company represents that there have been no adverse changes in the financial condition or operations of the Company between the end of 1997 and the date of this Prospectus.


                    These financial statements should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies.

                      One Financial Plaza              Telephone 860 240 2000
                      Hartford, CT 06103

PRICE WATERHOUSE LLP                                                   [LOGO]

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 10, 1998


To the Board of Directors and Shareholder of Connecticut General Life Insurance Company


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

             [SIG]

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-------------------------------------------------------------------------------------------
(IN MILLIONS)

-------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                           1997       1996       1995
-------------------------------------------------------------------------------------------

REVENUES
Premiums and fees...................................................  $   5,376  $   5,314  $   4,998
Net investment income...............................................      3,139      3,199      3,138
Realized investment gains (losses)..................................         45         37         (7)
Other revenues......................................................         10          9          9
                                                                      ---------  ---------  ---------
    Total revenues..................................................      8,570      8,559      8,138
                                                                      ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses............................      5,917      6,069      5,892
Policy acquisition expenses.........................................        122        143        127
Other operating expenses............................................      1,618      1,477      1,358
                                                                      ---------  ---------  ---------
Total benefits, losses and expenses.................................      7,657      7,689      7,377
                                                                      ---------  ---------  ---------
INCOME BEFORE INCOME TAXES..........................................        913        870        761
                                                                      ---------  ---------  ---------
Income taxes (benefits):
  Current...........................................................        347        394        301
  Deferred..........................................................        (49)       (81)       (44)
                                                                      ---------  ---------  ---------
    Total taxes.....................................................        298        313        257
                                                                      ---------  ---------  ---------
NET INCOME..........................................................        615        557        504
Dividends declared..................................................       (400)      (600)      (252)
Retained earnings, beginning of year................................      3,177      3,220      2,968
-------------------------------------------------------------------------------------------
RETAINED EARNINGS, END OF YEAR......................................  $   3,392  $   3,177  $   3,220
-----------------------------------------------------------------------------------------------------
                                                                      -------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

-------------------------------------------------------------------------------------------
(IN MILLIONS)

-------------------------------------------------------------------------------------------
AS OF DECEMBER 31,                                                            1997       1996
-------------------------------------------------------------------------------------------

ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $20,962; $19,882)......  $  22,323  $  20,816
  Mortgage loans..........................................................     10,090     10,152
  Equity securities, at fair value (cost, $75; $59).......................         54         41
  Policy loans............................................................      7,146      7,133
  Real estate.............................................................        749      1,025
  Other long-term investments.............................................        166        193
  Short-term investments..................................................        173        417
                                                                            ---------  ---------
      Total investments...................................................     40,701     39,777
Cash and cash equivalents.................................................        923         --
Accrued investment income.................................................        602        619
Premiums and accounts receivable..........................................        811        817
Reinsurance recoverables..................................................      1,271      1,303
Deferred policy acquisition costs.........................................        834        780
Property and equipment, net...............................................        291        276
Current income taxes......................................................         67         12
Deferred income taxes, net................................................        653        639
Goodwill..................................................................        474        488
Other assets..............................................................        209        249
Separate account assets...................................................     29,217     22,555
-------------------------------------------------------------------------------------------
      Total assets........................................................  $  76,053  $  67,515
-------------------------------------------------------------------------------------------
                                                                            --------------------
LIABILITIES
Contractholder deposit funds..............................................  $  30,449  $  29,621
Future policy benefits....................................................      8,224      8,187
Unpaid claims and claim expenses..........................................      1,225      1,170
Unearned premiums.........................................................        260        200
                                                                            ---------  ---------
      Total insurance and contractholder liabilities......................     40,158     39,178
Accounts payable, accrued expenses and other liabilities..................      2,428      1,808
Separate account liabilities..............................................     29,021     22,365
-------------------------------------------------------------------------------------------
      Total liabilities...................................................     71,607     63,351
-------------------------------------------------------------------------------------------
CONTINGENCIES -- NOTE 12
SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding).......................................         30         30
Additional paid-in capital................................................        766        766
Net unrealized appreciation on investments................................        256        188
Net translation of foreign currencies.....................................          2          3
Retained earnings.........................................................      3,392      3,177
-------------------------------------------------------------------------------------------
      Total shareholder's equity..........................................      4,446      4,164
-------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity..........................  $  76,053  $  67,515
-------------------------------------------------------------------------------------------
                                                                            --------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

-------------------------------------------------------------------------------------------
(IN MILLIONS)
-------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                      1997       1996       1995
-------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net income........................................................  $     615  $     557  $     504
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Insurance liabilities...........................................         78         57        (90)
  Reinsurance recoverables........................................         68        (11)     1,201
  Premiums and accounts receivable................................        106         77         32
  Deferred income taxes, net......................................        (49)       (82)       (44)
  Other assets....................................................        (54)        43        (14)
  Deferred policy acquisition costs...............................        (97)       (92)        12
  Accounts payable, accrued expenses, other liabilities and
    current income taxes..........................................         41       (113)       212
  Depreciation and goodwill amortization..........................         88         94         89
  Other, net......................................................        (99)      (151)       (79)
                                                                    ---------  ---------  ---------
    Net cash provided by operating activities.....................        697        379      1,823
                                                                    ---------  ---------  ---------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities................................................      1,583      1,589      1,070
  Mortgage loans..................................................        807        640        383
  Equity securities...............................................         14         13        119
  Real estate.....................................................        401        345        299
  Other (primarily short-term investments)........................      6,447      3,613      2,268
Investment maturities and repayments:
  Fixed maturities................................................      2,394      2,634      2,234
  Mortgage loans..................................................        601        630        420
Investments purchased:
  Fixed maturities................................................     (4,339)    (3,834)    (4,439)
  Mortgage loans..................................................     (1,426)    (1,300)    (1,908)
  Equity securities...............................................         (9)        (3)       (20)
  Policy loans....................................................        (13)      (207)    (2,129)
  Other (primarily short-term investments)........................     (6,296)    (3,930)    (2,334)
  Other, net......................................................       (102)       (94)      (119)
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) investing activities...........         62         96     (4,156)
                                                                    ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited..................................      7,634      7,260      7,489
  Withdrawals and benefit payments................................     (7,023)    (7,135)    (4,985)
Dividends paid to parent..........................................       (400)      (600)      (252)
Other, net........................................................        (47)        --          1
                                                                    ---------  ---------  ---------
    Net cash provided by (used in) financing activities...........        164       (475)     2,253
-------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents..............        923         --        (80)
Cash and cash equivalents, beginning of year......................         --         --         80
-------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year............................  $     923  $      --  $      --
-------------------------------------------------------------------------------------------
                                                                    -------------------------------
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds...............................  $     402  $     385  $     211
  Interest paid...................................................  $       5  $       7  $       7
-------------------------------------------------------------------------------------------

THE NOTES TO FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1997 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS: In 1997, the Financial Accounting Standards Board (FASB) issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", which could change the way segments are structured and require additional segment disclosure. Although the Company has not determined the timing of implementation of this pronouncement, it will be adopted no later than the required implementation date of December 31, 1998.

  The American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation is required by the first quarter of 1999, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

  In 1996, the Company implemented Statement of Financial Accounting Standards
(SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

  C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1997 and 1996. Fair values of off-balance sheet financial instruments as of December 31, 1997 and 1996 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried at depreciated cost less any write-downs to fair value. Depreciation is generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

  Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 4(F) for a discussion of the Company's accounting policies for derivative financial instruments.

  E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. In these cases a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $448 million and $427 million at December 31, 1997 and 1996, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $113 million and $99 million at December 31, 1997 and 1996, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS: Liabilities for Contractholder Deposit Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1997, 1996 and 1995.

  T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

  Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes. See
Note 7 for additional information.

NOTE 3 -- DISPOSITION

  As of January 1, 1998, the Company sold its individual life insurance and annuity businesses for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of approximately $800 million. Since the principal agreement to sell these businesses is in the form of an indemnity reinsurance arrangement, approximately $575 million of the gain will be deferred and amortized over future periods at the rate that earnings from the businesses sold would have been expected to emerge. Revenues for these businesses were $972 million, $926 million and $865 million for the years ended December 31, 1997, 1996 and 1995, respectively, and net income was $102 million, $67 million and $74 million for the same periods. The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 -- INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $36 million and $95 million, including policyholder share, as of December 31, 1997 and 1996, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1997 were as follows:

-------------------------------------------------------------------------------------------
                                                                             Amortized       Fair
(IN MILLIONS)                                                                     Cost      Value
-------------------------------------------------------------------------------------------
Due in one year or less..................................................   $   1,114   $   1,139
Due after one year through five years....................................       5,768       5,949
Due after five years through ten years...................................       4,734       4,998
Due after ten years......................................................       3,093       3,680
Asset-backed securities..................................................       6,253       6,557
-------------------------------------------------------------------------------------------
Total....................................................................  $   20,962   $  22,323
-------------------------------------------------------------------------------------------
                                                                           ----------------------

  Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-------------------------------------------------------------------------------------------
                                                                   December 31, 1997
-------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-------------------------------------------------------------------------------------------
Federal government bonds.........................   $   1,361    $     294     $      --    $   1,655
State and local government bonds.................         178           22            (2)         198
Foreign government bonds.........................         143            7            (1)         149
Corporate securities.............................      13,027          860          (123)      13,764
Asset-backed securities..........................       6,253          317           (13)       6,557
-------------------------------------------------------------------------------------------
Total............................................  $   20,962   $    1,500   $      (139  ) $  22,323
-------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

-------------------------------------------------------------------------------------------
                                                                   December 31, 1996
-------------------------------------------------------------------------------------------
                                                     Amortized   Unrealized     Unrealized       Fair
(IN MILLIONS)                                             Cost  Appreciation  Depreciation      Value
-------------------------------------------------------------------------------------------
Federal government bonds.........................   $     475    $     160     $      --    $     635
State and local government bonds.................         174           13            (4)         183
Foreign government bonds.........................         121            6            --          127
Corporate securities.............................      13,310          742          (148)      13,904
Asset-backed securities..........................       5,802          226           (61)       5,967
-------------------------------------------------------------------------------------------
Total............................................  $   19,882   $    1,147   $      (213  ) $  20,816
-------------------------------------------------------------------------------------------
                                                   --------------------------------------------------

  Asset-backed securities include investments in CMOs as of December 31, 1997 of $2.3 billion carried at fair value (amortized cost, $2.3 billion), compared with $2.2 billion carried at fair value (amortized cost, $2.1 billion) as of December 31, 1996. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% of total CMO investments at December 31, 1997 and 1996.

  At December 31, 1997, contractual fixed maturity investment commitments were $188 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 83% will be disbursed in 1998.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                 1997       1996
-------------------------------------------------------------------------------------------
Mortgage Loans............................................................  $  10,090  $  10,152
                                                                            ---------  ---------
Real estate:
  Held for sale...........................................................        339        586
  Held for production of income...........................................        410        439
                                                                            ---------  ---------
Total real estate.........................................................        749      1,025
-------------------------------------------------------------------------------------------
Total.....................................................................  $  10,839  $  11,177
-------------------------------------------------------------------------------------------
                                                                            --------------------

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                 1997       1996
-------------------------------------------------------------------------------------------
Property type:
  Retail facilities.......................................................  $   4,227  $   4,453
  Office buildings........................................................      3,984      4,241
  Apartment buildings.....................................................      1,311      1,272
  Hotels..................................................................        498        665
  Other (primarily industrial)............................................        819        546
-------------------------------------------------------------------------------------------
Total.....................................................................  $  10,839  $  11,177
-------------------------------------------------------------------------------------------
                                                                            --------------------
Geographic region:
  Central.................................................................  $   3,484  $   3,452
  Pacific.................................................................      2,962      3,132
  Middle Atlantic.........................................................      1,821      1,920
  South Atlantic..........................................................      1,458      1,526
  New England.............................................................      1,114      1,147
-------------------------------------------------------------------------------------------
Total.....................................................................  $  10,839  $  11,177
-------------------------------------------------------------------------------------------
                                                                            --------------------

MORTGAGE LOANS

  At December 31, 1997, scheduled mortgage loan maturities were as follows: 1998 -- $0.7 billion; 1999 -- $1.1 billion; 2000 -- $1.3 billion; 2001 -- $1.1 billion; 2002 -- $1.7 billion; and $4.2 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1997 and 1996, the Company refinanced at current market rates approximately $135 million and $477 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $167 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves. At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1997       1996
-------------------------------------------------------------------------------------------
Reserve balance -- January 1...................................................  $      94  $      82
Transfers to foreclosed real estate............................................        (30)       (29)
Charge-offs upon sales.........................................................        (47)       (19)
Net increase in valuation reserves.............................................         27         60
-------------------------------------------------------------------------------------------
Reserve balance -- December 31.................................................  $      44  $      94
-------------------------------------------------------------------------------------------
                                                                                 --------------------

  During 1997 and 1996, impaired mortgage loans, before valuation reserves, averaged approximately $597 million and $852 million, respectively. Interest income recorded and cash received on these loans were approximately $34 million and $73 million in 1997 and 1996, respectively.

REAL ESTATE

  During 1997, 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $81 million, $107 million and $144 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $169 million and $273 million as of December 31, 1997 and 1996, respectively.

  Net income for 1997 and 1996 included net investment income of $9 million and $19 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1997 and 1996.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $520 million and federal government securities of $443 million at December 31, 1997 and, for 1996, principally corporate securities of $418 million.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                   1997       1996
-------------------------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities..........................................................  $   1,500  $   1,147
  Equity securities.........................................................          8          8
                                                                              ---------  ---------
                                                                                  1,508      1,155
                                                                              ---------  ---------
Unrealized depreciation:
  Fixed maturities..........................................................       (139)      (213)
  Equity securities.........................................................        (29)       (26)
                                                                              ---------  ---------
                                                                                   (168)      (239)
                                                                              ---------  ---------
Less policyholder-related amounts...........................................        931        610
                                                                              ---------  ---------
Shareholder net unrealized appreciation.....................................        409        306
Less deferred income taxes..................................................        153        118
-------------------------------------------------------------------------------------------
Net unrealized appreciation.................................................  $     256  $     188
-------------------------------------------------------------------------------------------
                                                                              --------------------

  Net unrealized appreciation (depreciation) for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized appreciation (depreciation) for these investments, primarily fixed maturities, during 1997, 1996 and 1995 was $68 million, ($288) million and $542 million, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1997       1996
-------------------------------------------------------------------------------------------
Fixed maturities...............................................................  $      28  $      52
Mortgage loans.................................................................         --         14
Real estate....................................................................        141        172
-------------------------------------------------------------------------------------------
Total..........................................................................  $     169  $     238
-------------------------------------------------------------------------------------------
                                                                                 --------------------

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1997       1996
-------------------------------------------------------------------------------------------
Interest rate swaps............................................................  $     265  $     335
Currency swaps.................................................................        248        275
Purchased options..............................................................        833        632
Futures........................................................................         75         45
-------------------------------------------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset cash flows to provide stable returns for related liabilities. The Company uses currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million and $112 million at December 31, 1997 and 1996, respectively, that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1997 and 1996.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1997, 1996 and 1995 were not material.

  As of December 31, 1997 and 1996, the Company's variable interest rate investments consisted of approximately $0.7 billion and $1.3 billion of fixed maturities, respectively. As of December 31, 1997 and 1996, the Company's fixed interest rate investments consisted of $21.6 billion and $19.5 billion, respectively, of fixed maturities, and $10.1 billion and $10.2 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1997 and 1996, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 5 -- INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1997       1996       1995
-------------------------------------------------------------------------------------------
Fixed maturities....................................................  $   1,648  $   1,647  $   1,663
Equity securities...................................................         10         --         15
Mortgage loans......................................................        885        921        866
Policy loans........................................................        532        548        499
Real estate.........................................................        118        227        301
Other long-term investments.........................................         47         23         33
Short-term investments..............................................         28         35         46
                                                                      ---------  ---------  ---------
                                                                          3,268      3,401      3,423
Less investment expenses............................................        129        202        285
-------------------------------------------------------------------------------------------
Net investment income...............................................  $   3,139  $   3,199  $   3,138
-------------------------------------------------------------------------------------------
                                                                      -------------------------------

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.7 billion for 1997 and $1.8 billion for 1996 and 1995. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.4 billion, $1.1 billion and $885 million for 1997, 1996 and 1995, respectively.

  As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $7 million, $15 million and $18 million in 1997, 1996 and 1995, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                 1997         1996         1995
-------------------------------------------------------------------------------------------
Fixed maturities.........................................................   $      (3)   $      11    $     (10)
Equity securities........................................................           4            1            5
Mortgage loans...........................................................           4          (12)          (5)
Real estate..............................................................          28           15            4
Other....................................................................          12           22           (1)
                                                                                   --
                                                                                               ---          ---
                                                                                   45           37           (7)
Income tax expenses (benefits)...........................................           8           17           (2)
-------------------------------------------------------------------------------------------
Net realized investment gains (losses)...................................  $       37   $       20   $       (5 )
-------------------------------------------------------------------------------------------
                                                                                             ------------------

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $25 million, $40 million and $27 million in 1997, 1996 and 1995, respectively.

  Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $489 million, $305 million and $412 million for the years ended December 31, 1997, 1996 and 1995, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $76 million, $82 million and ($6) million for the years ended December 31, 1997, 1996 and 1995, respectively.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1997       1996       1995
-------------------------------------------------------------------------------------------
Proceeds from sales.................................................  $   3,978  $   4,236  $   1,667
Gross gains on sales................................................  $      66  $     146  $      78
Gross losses on sales...............................................  $     (21) $     (70) $     (53)
-------------------------------------------------------------------------------------------

NOTE 6 -- SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1997, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1997 and 1996 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

  The Company's statutory net income was $417 million, $611 million and $390 million for 1997, 1996 and 1995, respectively. Statutory surplus was $2.2 billion at December 31, 1997 and $2.1 billion at December 31, 1996. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1997, the Company paid a total of $400 million in dividends to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1998 without prior approval is $548 million. The amount of restricted net assets as of December 31, 1997 was approximately $3.9 billion.

NOTE 7 -- INCOME TAXES

  The Company's net deferred tax asset of $653 million and $639 million as of December 31, 1997 and 1996, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1997 would result in a tax liability of $158 million only if distributed to the shareholder or if the account balance exceeded a prescribed maximum. No income taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

  In management's opinion, adequate tax liabilities have been established for all years.

  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                      1997       1996
-------------------------------------------------------------------------------------------
Deferred tax assets:
  Other insurance and contractholder liabilities...............................  $     400  $     387
  Employee and retiree benefit plans...........................................        196        177
  Investments, net.............................................................        262        228
  Other........................................................................         63         74
                                                                                       ---        ---
  Total deferred tax assets....................................................        921        866
                                                                                       ---        ---
Deferred tax liabilities:
  Policy acquisition expenses..................................................         38         21
  Depreciation.................................................................         77         88
  Unrealized appreciation on investments.......................................        153        118
                                                                                       ---        ---
  Total deferred tax liabilities...............................................        268        227
-------------------------------------------------------------------------------------------
  Net deferred income tax asset................................................  $     653  $     639
-------------------------------------------------------------------------------------------
                                                                                 --------------------

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                                1997       1996       1995
-------------------------------------------------------------------------------------------
Tax expense at nominal rate..............................................  $     320  $     305  $     266
Tax-exempt interest income...............................................         (5)        (5)        (6)
Dividends received deduction.............................................         (7)        (7)        (7)
Amortization of goodwill.................................................          4          4          4
Resolved federal tax audit issues........................................        (13)        --         --
Other....................................................................         (1)        16         --
-------------------------------------------------------------------------------------------
Total income taxes.......................................................  $     298  $     313  $     257
-------------------------------------------------------------------------------------------
                                                                           -------------------------------

NOTE 8 -- PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Generally, for employees whose service commenced prior to 1989, benefits are based on their years of service and eligible compensation during the highest three consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. In 1997, CIGNA amended its Plan for employees whose service commenced after 1988. Under the new Plan provisions, eligible employees receive annual benefit credits based on an employee's age and credited service, and quarterly interest credits based on U.S. Treasury bond rates. The employee's pension benefit equals the value of accumulated credits, and may be paid at or after separation from service in a lump sum or an annuity. CIGNA funds the Plan at least at the minimum amount required by the Employee Retirement Income Security Act of 1974 (ERISA). Allocated pension cost for the Company was $24 million, $26 million and $23 million in 1997, 1996 and 1995, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totaling approximately $2.5 billion and $2.2 billion at December 31, 1997 and 1996, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1997, $9 million for 1996 and $16 million for 1995. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1997 and 1996 was $412 million and $424 million, including net intercompany payables of $39 million and $40 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 11 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are supplemented by CIGNA matching contributions. These contributions are invested, at the election of the employee, in one or more of the following investments:
CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $15 million for 1997, $16 million for 1996 and $14 million for 1995.

NOTE 9 -- REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1997 and 1996 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods, however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                           1997       1996       1995
-------------------------------------------------------------------------------------------
SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   3,119  $   2,940  $   2,613
  Assumed...........................................................        255        135        384
  Ceded.............................................................       (266)      (166)      (366)
-------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   3,108  $   2,909  $   2,631
-------------------------------------------------------------------------------------------
                                                                      -------------------------------

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct............................................................  $   1,979  $   1,997  $   1,950
  Assumed...........................................................        522        601        561
  Ceded.............................................................       (233)      (193)      (144)
-------------------------------------------------------------------------------------------
Net earned premiums and fees........................................  $   2,268  $   2,405  $   2,367
-------------------------------------------------------------------------------------------
                                                                      -------------------------------

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1997, 1996 and 1995 were net of reinsurance recoveries of $340 million, $359 million and $442 million, respectively.

NOTE 10 -- LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $76 million, $68 million and $60 million in 1997, 1996 and 1995, respectively.

  As of December 31, 1997, future net minimum rental payments under non-cancelable operating leases were $167 million, payable as follows: 1998 -- $44 million; 1999 -- $37 million; 2000 -- $23 million; 2001 -- $17 million; 2002
-- $12 million; and $34 million thereafter.

NOTE 11 -- SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business and certain new business initiatives.

  Summarized segment financial information for the year ended and as of December 31 was as follows:

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1997       1996       1995

-------------------------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits................................  $   4,581  $   4,510  $   4,243
Employee Retirement and Savings Benefits.........................      1,773      1,899      1,914
Individual Financial Services....................................      2,004      1,950      1,800
Other Operations.................................................        212        200        181
-------------------------------------------------------------------------------------------
Total............................................................  $   8,570  $   8,559  $   8,138
-------------------------------------------------------------------------------------------
                                                                   -------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits................................  $     300  $     287  $     294
Employee Retirement and Savings Benefits.........................        324        293        232
Individual Financial Services....................................        300        298        252
Other Operations.................................................        (11)        (8)       (17)
-------------------------------------------------------------------------------------------
Total............................................................  $     913  $     870  $     761
-------------------------------------------------------------------------------------------
                                                                   -------------------------------

-------------------------------------------------------------------------------------------
(IN MILLIONS)                                                        1997       1996       1995
-------------------------------------------------------------------------------------------
IDENTIFIABLE ASSETS
Employee Life and Health Benefits................................  $   7,639  $   7,065  $   7,629
Employee Retirement and Savings Benefits.........................     45,884     40,122     37,609
Individual Financial Services....................................     19,809     17,930     16,189
Other Operations.................................................      2,721      2,398      2,569
-------------------------------------------------------------------------------------------
Total............................................................  $  76,053  $  67,515  $  63,996
-------------------------------------------------------------------------------------------
                                                                   -------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge ($8 million after-tax), included in Other Operating Expenses, for cost reduction restructuring initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary terminations covering approximately 1,100 employees. These initiatives were completed in 1997 with no material difference from original estimates.

NOTE 12 -- CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 18 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1997 and 1996 was $202 million and $234 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1997, 1996 or 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1997 and 1996, the amount of minimum benefit guarantees for separate account contracts was $4.6 billion and $4.9 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1997 and 1996. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to increase health care regulation, restrict insurance pricing and the application of underwriting standards, and revise federal tax laws. Some of the more significant issues are discussed below.

  Efforts at the federal and state level to increase regulation of the health care industry could have an adverse effect on the Company's health care operations if they reduce marketplace competition and innovation or result in increased medical or administrative costs. Matters under consideration that could have an adverse effect include mandated benefits or services that increase costs without improving the quality of care, loss of the ERISA preemption of state law and restrictions on the use of prescription drug formularies. Due to the uncertainty associated with the timing and content of any proposals ultimately adopted, the effect on the Company's results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1997, revenues of $591 million and net income of $44 million for the Company were from leveraged COLI products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

  The National Association of Insurance Commissioners recently approved standardized statutory accounting practices, which are not scheduled to take effect before 1999. The Company has not determined the effect on statutory net income, surplus or liquidity at this time.

  The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $17 million, $26 million and $22 million for 1997, 1996 and 1995, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 13 -- RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1997 and 1996.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1997 and 1996 were $869 million and $917 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at December 31, 1997 and 1996. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $0.2 million for 1997 and $1.0 million for 1996 and 1995. As of December 31, 1997 and 1996, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totaling $600 million at December 31, 1997 and 1996. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1997 or 1996.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1997 and 1996, the Company had a balance in the Account of $484 million and $80 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                                                       CIGNA VARIABLE
                                                                                                       PRODUCTS GROUP
                                                  AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS             SUB-ACCOUNTS
                                              --------------------------------------------------  ------------------------
                                                CAPITAL    DIVERSIFIED                               MONEY
                                              APPRECIATION   INCOME       GROWTH        VALUE       MARKET       S&P 500
                                              -----------  -----------  -----------  -----------  -----------  -----------
ASSETS:
Investment in variable insurance funds at
  value.....................................  $ 1,209,097  $   347,907  $ 1,634,620  $ 2,137,038  $   481,020  $   416,085
Receivable from Connecticut General Life
  Insurance Company.........................        5,858      --             5,884       11,797      --           --
Receivable for fund shares sold.............      --           --           --           --               245      --
                                              -----------  -----------  -----------  -----------  -----------  -----------
    Total assets............................    1,214,955      347,907    1,640,504    2,148,835      481,265      416,085
                                              -----------  -----------  -----------  -----------  -----------  -----------

LIABILITIES:
Payable to Connecticut General Life
  Insurance Company.........................      --           --           --           --               245      --
Payable for fund shares purchased...........        5,858      --             5,884       11,797      --           --
                                              -----------  -----------  -----------  -----------  -----------  -----------
    Total liabilities.......................        5,858      --             5,884       11,797          245      --
                                              -----------  -----------  -----------  -----------  -----------  -----------
    Net assets..............................  $ 1,209,097  $   347,907  $ 1,634,620  $ 2,137,038  $   481,020  $   416,085
                                              -----------  -----------  -----------  -----------  -----------  -----------
                                              -----------  -----------  -----------  -----------  -----------  -----------
Accumulation units outstanding..............      102,392       29,498      123,144      153,903       44,863       36,131
Net asset value per accumulation unit.......  $ 11.808460  $ 11.794260  $ 13.274071  $ 13.885620  $ 10.722041  $ 11.516128

                                               FIDELITY
                                                  VIP
                                               PORTFOLIO       FIDELITY VIP II
                                              SUB-ACCOUNT   PORTFOLIO SUB-ACCOUNTS
                                              -----------  ------------------------
                                                EQUITY-       ASSET     INVESTMENT
                                                INCOME       MANAGER    GRADE BOND
                                              -----------  -----------  -----------
ASSETS:
Investment in variable insurance funds at
  value.....................................  $ 1,467,346  $   322,430  $   256,993
Receivable from Connecticut General Life
  Insurance Company.........................       11,854      --           --
Receivable for fund shares sold.............      --           --           --
                                              -----------  -----------  -----------
    Total assets............................    1,479,200      322,430      256,993
                                              -----------  -----------  -----------
LIABILITIES:
Payable to Connecticut General Life
  Insurance Company.........................      --           --           --
Payable for fund shares purchased...........       11,854      --           --
                                              -----------  -----------  -----------
    Total liabilities.......................       11,854      --           --
                                              -----------  -----------  -----------
    Net assets..............................  $ 1,467,346  $   322,430  $   256,993
                                              -----------  -----------  -----------
                                              -----------  -----------  -----------
Accumulation units outstanding..............      105,408       25,065       22,375
Net asset value per accumulation unit.......  $ 13.920599  $ 12.863847  $ 11.485826

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 1997

                                                                                       OCC ACCUMULATION
                                              MFS SERIES SUB-ACCOUNTS                 TRUST SUB-ACCOUNTS
                                  ------------------------------------------------  ----------------------
                                   EMERGING     TOTAL                     WORLD       GLOBAL
                                    GROWTH      RETURN     UTILITIES    GOVERNMENTS   EQUITY     MANAGED
                                  ----------  ----------  -----------   ----------  ----------  ----------
ASSETS:
Investment in variable insurance
  funds at value................  $  574,139  $  490,942  $    87,993   $   48,910  $  450,964  $  950,435
Receivable from
  Connecticut General Life
  Insurance Company.............      --          --          --            --          --          17,784
Receivable for fund shares
  sold..........................          27      --          --            --          --          --
                                  ----------  ----------  -----------   ----------  ----------  ----------
    Total assets................     574,166     490,942       87,993       48,910     450,964     968,219
                                  ----------  ----------  -----------   ----------  ----------  ----------

LIABILITIES:
Payable to Connecticut General
  Life Insurance Company........          27      --          --            --          --          --
Payable for fund shares
  purchased.....................      --          --          --            --          --          17,784
                                  ----------  ----------  -----------   ----------  ----------  ----------
    Total liabilities...........          27      --          --            --          --          17,784
                                  ----------  ----------  -----------   ----------  ----------  ----------
    Net assets..................  $  574,139  $  490,942  $    87,993   $   48,910  $  450,964  $  950,435
                                  ----------  ----------  -----------   ----------  ----------  ----------
                                  ----------  ----------  -----------   ----------  ----------  ----------
Accumulation units
  outstanding...................      49,793      37,712        6,008        4,728      36,691      70,472
Net asset value per accumulation
  unit..........................  $11.530548  $13.018177  $ 14.646554   $10.344227  $12.290973  $13.486783

                                                   TEMPLETON VARIABLE PRODUCTS
                                                     SERIES FUND SUB-ACCOUNTS
                                              --------------------------------------
                                                  ASSET
                                  SMALL CAP    ALLOCATION     INTERNATIONAL   STOCK
                                  ----------  -------------   ----------  ----------
ASSETS:
Investment in variable insurance
  funds at value................  $  729,407   $    676,332   $1,558,395  $  648,424
Receivable from
  Connecticut General Life
  Insurance Company.............      --           --              5,848      11,889
Receivable for fund shares
  sold..........................          38       --             --          --
                                  ----------  -------------   ----------  ----------
    Total assets................     729,445        676,332    1,564,243     660,313
                                  ----------  -------------   ----------  ----------
LIABILITIES:
Payable to Connecticut General
  Life Insurance Company........          38       --             --          --
Payable for fund shares
  purchased.....................      --           --              5,848      11,889
                                  ----------  -------------   ----------  ----------
    Total liabilities...........          38       --              5,848      11,889
                                  ----------  -------------   ----------  ----------
    Net assets..................  $  729,407   $    676,332   $1,558,395  $  648,424
                                  ----------  -------------   ----------  ----------
                                  ----------  -------------   ----------  ----------
Accumulation units
  outstanding...................      56,967         52,906      122,038      52,650
Net asset value per accumulation
  unit..........................  $12.804133   $  12.783693   $12.769802  $12.315766

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                                                                                      CIGNA
                                                                                                                    VARIABLE
                                                                                                                    PRODUCTS
                                                                                                                      GROUP
                                                                      AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS     SUB-ACCOUNTS
                                                                    ----------------------------------------------  ---------
                                                                      CAPITAL    DIVERSIFIED                          MONEY
                                                                    APPRECIATION   INCOME      GROWTH      VALUE     MARKET
                                                                    -----------  -----------  ---------  ---------  ---------

INVESTMENT INCOME:
Dividends.........................................................   $     928    $     268   $   6,858  $  17,630  $  29,019

EXPENSES:
Mortality and expense risk........................................       5,212        1,463       6,870      8,405      4,540
                                                                    -----------  -----------  ---------  ---------  ---------
    Net investment gain (loss)....................................      (4,284)      (1,195)        (12)     9,225     24,479
                                                                    -----------  -----------  ---------  ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital distributions from portfolio sponsors.....................      11,932           --      51,743     54,124         --
Net realized gain (loss) on share transactions....................       1,490           66         375      1,561         --
                                                                    -----------  -----------  ---------  ---------  ---------
    Net realized gain.............................................      13,422           66      52,118     55,685         --
Net unrealized gain (loss)........................................      64,842       18,333     114,550    112,220         --
                                                                    -----------  -----------  ---------  ---------  ---------
    Net realized and unrealized gain (loss) on investments........      78,264       18,399     166,668    167,905         --
                                                                    -----------  -----------  ---------  ---------  ---------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................   $  73,980    $  17,204   $ 166,656  $ 177,130  $  24,479
                                                                    -----------  -----------  ---------  ---------  ---------
                                                                    -----------  -----------  ---------  ---------  ---------


                                                                                  FIDELITY
                                                                                     VIP
                                                                                  PORTFOLIO      FIDELITY VIP II
                                                                                 SUB-ACCOUNT  PORTFOLIO SUB-ACCOUNTS
                                                                                 -----------  ----------------------
                                                                                   EQUITY-      ASSET    INVESTMENT
                                                                     S&P 500*      INCOME      MANAGER   GRADE BOND
                                                                    -----------  -----------  ---------  -----------
INVESTMENT INCOME:
Dividends.........................................................   $   7,320    $   6,926   $   3,086   $   2,535
EXPENSES:
Mortality and expense risk........................................         402        5,823         956         635
                                                                    -----------  -----------  ---------  -----------
    Net investment gain (loss)....................................       6,918        1,103       2,130       1,900
                                                                    -----------  -----------  ---------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital distributions from portfolio sponsors.....................       7,320       34,821       7,741          --
Net realized gain (loss) on share transactions....................        (650)         635         143          68
                                                                    -----------  -----------  ---------  -----------
    Net realized gain.............................................       6,670       35,456       7,884          68
Net unrealized gain (loss)........................................      (6,932)     126,200      12,884       5,634
                                                                    -----------  -----------  ---------  -----------
    Net realized and unrealized gain (loss) on investments........        (262)     161,656      20,768       5,702
                                                                    -----------  -----------  ---------  -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................   $   6,656    $ 162,759   $  22,898   $   7,602
                                                                    -----------  -----------  ---------  -----------
                                                                    -----------  -----------  ---------  -----------

--------------------------

* Period from May 23, 1997 (date deposits first received) to December 31, 1997

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                                                                                           OCC
                                                                                                                        ACCUMULATION
                                                                                                                          TRUST
                                                                                  MFS SERIES SUB-ACCOUNTS               SUB-ACCOUNTS
                                                                      ------------------------------------------------  ---------
                                                                       EMERGING      TOTAL                   WORLD       GLOBAL
                                                                        GROWTH*     RETURN    UTILITIES   GOVERNMENTS    EQUITY
                                                                      -----------  ---------  ---------  -------------  ---------

INVESTMENT INCOME:
Dividends...........................................................   $      --   $      --  $      --    $     184    $   2,055

EXPENSES:
Mortality and expense risk..........................................         481       2,021        295          264          775
                                                                      -----------  ---------  ---------          ---    ---------
    Net investment gain (loss)......................................        (481)     (2,021)      (295)         (80)       1,280
                                                                      -----------  ---------  ---------          ---    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital distributions from portfolio sponsors.......................          --          --         --           83       20,597
Net realized gain (loss) on share transactions......................         122        (284)       263          (97)        (194)
                                                                      -----------  ---------  ---------          ---    ---------
    Net realized gain (loss)........................................         122        (284)       263          (14)      20,403
Net unrealized gain (loss)..........................................      (3,444)     47,191     11,922          389      (23,062)
                                                                      -----------  ---------  ---------          ---    ---------
    Net realized and unrealized gain (loss) on investments..........      (3,322)     46,907     12,185          375       (2,659)
                                                                      -----------  ---------  ---------          ---    ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $  (3,803)  $  44,886  $  11,890    $     295    $  (1,379)
                                                                      -----------  ---------  ---------          ---    ---------
                                                                      -----------  ---------  ---------          ---    ---------


                                                                                                    TEMPLETON VARIABLE PRODUCTS

                                                                                                     SERIES FUND SUB-ACCOUNTS

                                                                                                -----------------------------------

                                                                                                   ASSET
                                                                        MANAGED     SMALL CAP   ALLOCATION   INTERNATIONAL   STOCK

                                                                      -----------  -----------  -----------  -----------  ---------

INVESTMENT INCOME:
Dividends...........................................................   $   3,094    $   1,288    $  11,456    $  13,383   $   2,593

EXPENSES:
Mortality and expense risk..........................................       4,070        3,063        3,943        6,215       2,545

                                                                      -----------  -----------  -----------  -----------  ---------

    Net investment gain (loss)......................................        (976)      (1,775)       7,513        7,168          48

                                                                      -----------  -----------  -----------  -----------  ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital distributions from portfolio sponsors.......................       9,501        9,078       21,740        5,380      12,278

Net realized gain (loss) on share transactions......................       2,945          (91)        (155)         577         (59)

                                                                      -----------  -----------  -----------  -----------  ---------

    Net realized gain (loss)........................................      12,446        8,987       21,585        5,957      12,219

Net unrealized gain (loss)..........................................      66,834       61,025       21,181       52,272       1,573

                                                                      -----------  -----------  -----------  -----------  ---------

    Net realized and unrealized gain (loss) on investments..........      79,280       70,012       42,766       58,229      13,792

                                                                      -----------  -----------  -----------  -----------  ---------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.........   $  78,304    $  68,237    $  50,279    $  65,397   $  13,840

                                                                      -----------  -----------  -----------  -----------  ---------

                                                                      -----------  -----------  -----------  -----------  ---------


--------------------------

* Period from May 23, 1997 (date deposits first received) to December 31, 1997

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                                                                                         CIGNA
                                                                                                                       VARIABLE
                                                                                                                       PRODUCTS
                                                                                                                         GROUP
                                                                      AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS       SUB-ACCOUNTS
                                                                  --------------------------------------------------  -----------
                                                                    CAPITAL    DIVERSIFIED                               MONEY
                                                                  APPRECIATION   INCOME       GROWTH        VALUE       MARKET
                                                                  -----------  -----------  -----------  -----------  -----------

OPERATIONS:
Net investment gain (loss)......................................  $    (4,284)  $  (1,195)  $       (12) $     9,225  $    24,479
Net realized gain...............................................       13,422          66        52,118       55,685      --
Net unrealized gain (loss)......................................       64,842      18,333       114,550      112,220      --
                                                                  -----------  -----------  -----------  -----------  -----------
  Net increase from operations..................................       73,980      17,204       166,656      177,130       24,479
                                                                  -----------  -----------  -----------  -----------  -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium loads......................      323,509      98,464       231,695      395,944       86,719
Participant transfers...........................................      604,094     185,371       947,946    1,300,232      251,392
Participant withdrawals.........................................      (92,701)    (33,075)     (108,614)    (136,315)     (64,689)
                                                                  -----------  -----------  -----------  -----------  -----------
  Net increase from participant transactions....................      834,902     250,760     1,071,027    1,559,861      273,422
                                                                  -----------  -----------  -----------  -----------  -----------
    Total increase in net assets................................      908,882     267,964     1,237,683    1,736,991      297,901

NET ASSETS:
Beginning of period.............................................      300,215      79,943       396,937      400,047      183,119
                                                                  -----------  -----------  -----------  -----------  -----------
End of period...................................................  $ 1,209,097   $ 347,907   $ 1,634,620  $ 2,137,038  $   481,020
                                                                  -----------  -----------  -----------  -----------  -----------
                                                                  -----------  -----------  -----------  -----------  -----------


                                                                                FIDELITY
                                                                                   VIP
                                                                                PORTFOLIO      FIDELITY VIP II
                                                                               SUB-ACCOUNT  PORTFOLIO SUB-ACCOUNTS
                                                                               -----------  ----------------------
                                                                                 EQUITY-      ASSET    INVESTMENT
                                                                   S&P 500 *     INCOME      MANAGER   GRADE BOND
                                                                  -----------  -----------  ---------  -----------
OPERATIONS:
Net investment gain (loss)......................................   $   6,918   $     1,103  $   2,130   $   1,900
Net realized gain...............................................       6,670        35,456      7,884          68
Net unrealized gain (loss)......................................      (6,932)      126,200     12,884       5,634
                                                                  -----------  -----------  ---------  -----------
  Net increase from operations..................................       6,656       162,759     22,898       7,602
                                                                  -----------  -----------  ---------  -----------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium loads......................      18,012       377,160     76,781      38,011
Participant transfers...........................................     401,552       734,832    167,578     185,522
Participant withdrawals.........................................     (10,135)     (105,591)   (12,875)    (14,963)
                                                                  -----------  -----------  ---------  -----------
  Net increase from participant transactions....................     409,429     1,006,401    231,484     208,570
                                                                  -----------  -----------  ---------  -----------
    Total increase in net assets................................     416,085     1,169,160    254,382     216,172
NET ASSETS:
Beginning of period.............................................      --           298,186     68,048      40,821
                                                                  -----------  -----------  ---------  -----------
End of period...................................................   $ 416,085   $ 1,467,346  $ 322,430   $ 256,993
                                                                  -----------  -----------  ---------  -----------
                                                                  -----------  -----------  ---------  -----------

--------------------------

* Period from May 23, 1997 (date deposits first received) to December 31, 1997

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIODS ENDED DECEMBER 31, 1997

                                                                                                                OCC ACCUMULATION
                                                                          MFS SERIES SUB-ACCOUNTS              TRUST SUB-ACCOUNTS
                                                                --------------------------------------------  --------------------
                                                                EMERGING     TOTAL                  WORLD      GLOBAL
                                                                GROWTH *    RETURN    UTILITIES  GOVERNMENTS   EQUITY     MANAGED
                                                                ---------  ---------  ---------  -----------  ---------  ---------

OPERATIONS:
Net investment gain (loss)....................................  $    (481) $  (2,021) $    (295)  $     (80)  $   1,280  $    (976)
Net realized gain (loss)......................................        122       (284)       263         (14)     20,403     12,446
Net unrealized gain (loss)....................................     (3,444)    47,191     11,922         389     (23,062)    66,834
                                                                ---------  ---------  ---------  -----------  ---------  ---------
  Net increase (decrease) from operations.....................     (3,803)    44,886     11,890         295      (1,379)    78,304
                                                                ---------  ---------  ---------  -----------  ---------  ---------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium loads....................     42,010     99,400     36,123      24,376      74,232    146,100
Participant transfers.........................................    542,788    247,244     41,549      18,935     376,844    561,866
Participant withdrawals.......................................     (6,856)   (26,686)    (7,388)     (4,737)    (14,788)   (78,439)
                                                                ---------  ---------  ---------  -----------  ---------  ---------
  Net increase from participant transactions..................    577,942    319,958     70,284      38,574     436,288    629,527
                                                                ---------  ---------  ---------  -----------  ---------  ---------
    Total increase in net assets..............................    574,139    364,844     82,174      38,869     434,909    707,831

NET ASSETS:
Beginning of period...........................................     --        126,098      5,819      10,041      16,055    242,604
                                                                ---------  ---------  ---------  -----------  ---------  ---------
End of period.................................................  $ 574,139  $ 490,942  $  87,993   $  48,910   $ 450,964  $ 950,435
                                                                ---------  ---------  ---------  -----------  ---------  ---------
                                                                ---------  ---------  ---------  -----------  ---------  ---------

                                                                              TEMPLETON VARIABLE PRODUCTS
                                                                               SERIES FUND SUB-ACCOUNTS
                                                                           ---------------------------------
                                                                             ASSET
                                                                SMALL CAP  ALLOCATION INTERNATIONAL   STOCK
                                                                ---------  ---------  -----------  ---------
OPERATIONS:
Net investment gain (loss)....................................  $  (1,775) $   7,513  $     7,168  $      48
Net realized gain (loss)......................................      8,987     21,585        5,957     12,219
Net unrealized gain (loss)....................................     61,025     21,181       52,272      1,573
                                                                ---------  ---------  -----------  ---------
  Net increase (decrease) from operations.....................     68,237     50,279       65,397     13,840
                                                                ---------  ---------  -----------  ---------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium loads....................    122,875     39,996      323,144     93,184
Participant transfers.........................................    414,959    300,264      908,409    488,327
Participant withdrawals.......................................    (47,040)   (26,584)    (112,114)   (38,423)
                                                                ---------  ---------  -----------  ---------
  Net increase from participant transactions..................    490,794    313,676    1,119,439    543,088
                                                                ---------  ---------  -----------  ---------
    Total increase in net assets..............................    559,031    363,955    1,184,836    556,928
NET ASSETS:
Beginning of period...........................................    170,376    312,377      373,559     91,496
                                                                ---------  ---------  -----------  ---------
End of period.................................................  $ 729,407  $ 676,332  $ 1,558,395  $ 648,424
                                                                ---------  ---------  -----------  ---------
                                                                ---------  ---------  -----------  ---------

--------------------------

* Period from May 23, 1997 (date deposits first received) to December 31, 1997

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                                                                                                     CIGNA
                                                                                                                   VARIABLE
                                                                                                                   PRODUCTS
                                                              AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS              GROUP
                                                       --------------------------------------------------------   SUB-ACCOUNT
                                                         CAPITAL      DIVERSIFIED                                -------------
                                                       APPRECIATION     INCOME         GROWTH         VALUE      MONEY MARKET
                                                       ------------  -------------  -------------  ------------  -------------
Inception date.......................................   May 6, 1996   May 22, 1996   May 22, 1996   May 6, 1996   May 6, 1996

INVESTMENT INCOME:
Dividends............................................  $        321  $       3,336  $         833  $      1,608   $     2,053

EXPENSES:
Mortality and expense risk...........................           385             88            282           468           315
                                                       ------------  -------------  -------------  ------------  -------------
    Net investment gain (loss).......................           (64)         3,248            551         1,140         1,738
                                                       ------------  -------------  -------------  ------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Capital distributions from portfolio sponsors........       --            --                9,355        15,593       --
Net realized gain on share transactions..............           379             11            337           337       --
                                                       ------------  -------------  -------------  ------------  -------------
    Net realized gain................................           379             11          9,692        15,930       --
Net unrealized gain (loss)...........................         2,251         (1,549)        (9,782)       (3,822)      --
                                                       ------------  -------------  -------------  ------------  -------------
    Net realized and unrealized gain (loss) on
      investments....................................         2,630         (1,538)           (90)       12,108       --
                                                       ------------  -------------  -------------  ------------  -------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................  $      2,566  $       1,710  $         461  $     13,248   $     1,738
                                                       ------------  -------------  -------------  ------------  -------------
                                                       ------------  -------------  -------------  ------------  -------------


                                                       FIDELITY VIP
                                                        PORTFOLIO         FIDELITY VIP II
                                                       SUB-ACCOUNT     PORTFOLIO SUB-ACCOUNTS
                                                       ------------  --------------------------
                                                         EQUITY-        ASSET       INVESTMENT
                                                          INCOME       MANAGER      GRADE BOND
                                                       ------------  ------------  ------------
Inception date.......................................   May 6, 1996  July 1, 1996   May 6, 1996
INVESTMENT INCOME:
Dividends............................................  $    --       $    --       $    --
EXPENSES:
Mortality and expense risk...........................           322            89            32
                                                       ------------  ------------  ------------
    Net investment gain (loss).......................          (322)          (89)          (32)
                                                       ------------  ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
Capital distributions from portfolio sponsors........       --            --            --
Net realized gain on share transactions..............           350           344             4
                                                       ------------  ------------  ------------
    Net realized gain................................           350           344             4
Net unrealized gain (loss)...........................         5,635         1,319           (66)
                                                       ------------  ------------  ------------
    Net realized and unrealized gain (loss) on
      investments....................................         5,985         1,663           (62)
                                                       ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................  $      5,663  $      1,574  $        (94)
                                                       ------------  ------------  ------------
                                                       ------------  ------------  ------------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                                  MFS SERIES SUB-ACCOUNTS                OCC ACCUMULATION TRUST SUB-ACCOUNTS
                                        --------------------------------------------  ------------------------------------------
                                                                           WORLD         GLOBAL
                                        TOTAL RETURN      UTILITIES     GOVERNMENTS      EQUITY        MANAGED       SMALL CAP
                                        -------------  ---------------  ------------  ------------  -------------  -------------
Inception date........................   May 28, 1996  August 19, 1996   May 6, 1996   May 6, 1996   May 28, 1996   May 21, 1996

INVESTMENT INCOME:
Dividends.............................  $       1,859  $           135  $    --       $         56  $    --        $    --

EXPENSES:
Mortality and expense risk............            165                9            13            24            375            281
                                        -------------  ---------------  ------------  ------------  -------------  -------------
    Net investment gain (loss)........          1,694              126           (13)           32           (375)          (281)
                                        -------------  ---------------  ------------  ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distributions from portfolio
  sponsors............................            808              350       --                 85       --             --
Net realized gain (loss) on share
  transactions........................             61               (1)      --                  7            174             26
                                        -------------  ---------------  ------------  ------------  -------------  -------------
    Net realized gain (loss)..........            869              349       --                 92            174             26
Net unrealized gain...................            656                9            24           375         11,891          9,222
                                        -------------  ---------------  ------------  ------------  -------------  -------------
    Net realized and unrealized gain
      on investments..................          1,525              358            24           467         12,065          9,248
                                        -------------  ---------------  ------------  ------------  -------------  -------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................  $       3,219  $           484  $         11  $        499  $      11,690  $       8,967
                                        -------------  ---------------  ------------  ------------  -------------  -------------
                                        -------------  ---------------  ------------  ------------  -------------  -------------

                                               TEMPLETON VARIABLE PRODUCTS
                                                 SERIES FUND SUB-ACCOUNTS
                                        ------------------------------------------
                                           ASSET
                                         ALLOCATION   INTERNATIONAL      STOCK
                                        ------------  -------------  -------------
Inception date........................   May 6, 1996   May 21, 1996   May 22, 1996
INVESTMENT INCOME:
Dividends.............................  $    --       $    --        $    --
EXPENSES:
Mortality and expense risk............           244            473            121
                                        ------------  -------------  -------------
    Net investment gain (loss)........          (244)          (473)          (121)
                                        ------------  -------------  -------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
Capital distributions from portfolio
  sponsors............................       --            --             --
Net realized gain (loss) on share
  transactions........................           249            156            (25)
                                        ------------  -------------  -------------
    Net realized gain (loss)..........           249            156            (25)
Net unrealized gain...................         8,859         22,647          4,870
                                        ------------  -------------  -------------
    Net realized and unrealized gain
      on investments..................         9,108         22,803          4,845
                                        ------------  -------------  -------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..........................  $      8,864  $      22,330  $       4,724
                                        ------------  -------------  -------------
                                        ------------  -------------  -------------

  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                                                                                                         CIGNA
                                                                                                                       VARIABLE
                                                                                                                       PRODUCTS
                                                                                                                         GROUP
                                                                  AIM VARIABLE INSURANCE FUNDS SUB-ACCOUNTS           SUB-ACCOUNT
                                                           --------------------------------------------------------  -------------
                                                             CAPITAL      DIVERSIFIED                                    MONEY
                                                           APPRECIATION     INCOME         GROWTH         VALUE         MARKET
                                                           ------------  -------------  -------------  ------------  -------------
Inception date...........................................   May 6, 1996   May 22, 1996   May 22, 1996   May 6, 1996   May 6, 1996

OPERATIONS:
Net investment gain (loss)...............................  $        (64) $       3,248  $         551  $      1,140   $     1,738
Net realized gain........................................           379             11          9,692        15,930       --
Net unrealized gain (loss)...............................         2,251         (1,549)        (9,782)       (3,822)      --
                                                           ------------  -------------  -------------  ------------  -------------
  Net increase (decrease) from operations................         2,566          1,710            461        13,248         1,738
                                                           ------------  -------------  -------------  ------------  -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load................       101,952          1,147        108,913        94,506        29,639
Participant transfers....................................       207,039         80,113        292,966       306,773       162,260
Participant withdrawals..................................       (11,342)        (3,027)        (5,403)      (14,480)      (10,518)
                                                           ------------  -------------  -------------  ------------  -------------
  Net increase from participant transactions.............       297,649         78,233        396,476       386,799       181,381
                                                           ------------  -------------  -------------  ------------  -------------
    Total increase in net assets.........................       300,215         79,943        396,937       400,047       183,119

NET ASSETS:
Beginning of period......................................       --            --             --             --            --
                                                           ------------  -------------  -------------  ------------  -------------
End of period............................................  $    300,215  $      79,943  $     396,937  $    400,047   $   183,119
                                                           ------------  -------------  -------------  ------------  -------------
                                                           ------------  -------------  -------------  ------------  -------------


                                                           FIDELITY VIP
                                                            PORTFOLIO         FIDELITY VIP II
                                                           SUB-ACCOUNT     PORTFOLIO SUB-ACCOUNTS
                                                           ------------  --------------------------
                                                             EQUITY-        ASSET       INVESTMENT
                                                              INCOME       MANAGER      GRADE BOND
                                                           ------------  ------------  ------------
Inception date...........................................   May 6, 1996  July 1, 1996   May 6, 1996
OPERATIONS:
Net investment gain (loss)...............................  $       (322) $        (89) $        (32)
Net realized gain........................................           350           344             4
Net unrealized gain (loss)...............................         5,635         1,319           (66)
                                                           ------------  ------------  ------------
  Net increase (decrease) from operations................         5,663         1,574           (94)
                                                           ------------  ------------  ------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium load................        40,360        25,510           668
Participant transfers....................................       260,509        42,284        41,527
Participant withdrawals..................................        (8,346)       (1,320)       (1,280)
                                                           ------------  ------------  ------------
  Net increase from participant transactions.............       292,523        66,474        40,915
                                                           ------------  ------------  ------------
    Total increase in net assets.........................       298,186        68,048        40,821
NET ASSETS:
Beginning of period......................................       --            --            --
                                                           ------------  ------------  ------------
End of period............................................  $    298,186  $     68,048  $     40,821
                                                           ------------  ------------  ------------
                                                           ------------  ------------  ------------


  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
FINANCIAL STATEMENTS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE PERIOD FROM INCEPTION (DATE DEPOSITS FIRST RECEIVED) TO
DECEMBER 31, 1996

                                                  MFS SERIES SUB-ACCOUNTS                OCC ACCUMULATION TRUST SUB-ACCOUNTS
                                        --------------------------------------------  ------------------------------------------
                                            TOTAL                          WORLD         GLOBAL
                                           RETURN         UTILITIES     GOVERNMENTS      EQUITY        MANAGED       SMALL CAP
                                        -------------  ---------------  ------------  ------------  -------------  -------------
Inception date........................   May 28, 1996  August 19, 1996   May 6, 1996   May 6, 1996   May 28, 1996   May 21, 1996
OPERATIONS:
Net investment gain (loss)............  $       1,694  $           126  $        (13) $         32  $        (375) $        (281)
Net realized gain (loss)..............            869              349       --                 92            174             26
Net unrealized gain...................            656                9            24           375         11,891          9,222
                                        -------------  ---------------  ------------  ------------  -------------  -------------
    Net increase from operations......          3,219              484            11           499         11,690          8,967
                                        -------------  ---------------  ------------  ------------  -------------  -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium
  load................................         42,659               64         2,843         1,678         31,531         16,598
Participant transfers.................         82,784            5,527         7,813        14,816        207,398        150,455
Participant withdrawals...............         (2,564)            (256)         (626)         (938)        (8,015)        (5,644)
                                        -------------  ---------------  ------------  ------------  -------------  -------------
    Net increase from participant
      transactions....................        122,879            5,335        10,030        15,556        230,914        161,409
                                        -------------  ---------------  ------------  ------------  -------------  -------------
    Total increase in net assets......        126,098            5,819        10,041        16,055        242,604        170,376
NET ASSETS:
Beginning of period...................       --              --              --            --            --             --
                                        -------------  ---------------  ------------  ------------  -------------  -------------
End of period.........................  $     126,098  $         5,819  $     10,041  $     16,055  $     242,604  $     170,376
                                        -------------  ---------------  ------------  ------------  -------------  -------------
                                        -------------  ---------------  ------------  ------------  -------------  -------------

                                               TEMPLETON VARIABLE PRODUCTS
                                                 SERIES FUND SUB-ACCOUNTS
                                        ------------------------------------------
                                           ASSET
                                         ALLOCATION   INTERNATIONAL      STOCK
                                        ------------  -------------  -------------
Inception date........................   May 6, 1996   May 21, 1996   May 22, 1996
OPERATIONS:
Net investment gain (loss)............  $       (244) $        (473) $        (121)
Net realized gain (loss)..............           249            156            (25)
Net unrealized gain...................         8,859         22,647          4,870
                                        ------------  -------------  -------------
    Net increase from operations......         8,864         22,330          4,724
                                        ------------  -------------  -------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits, net of premium
  load................................         8,075         60,621          8,496
Participant transfers.................       297,737        302,403         81,619
Participant withdrawals...............        (2,299)       (11,795)        (3,343)
                                        ------------  -------------  -------------
    Net increase from participant
      transactions....................       303,513        351,229         86,772
                                        ------------  -------------  -------------
    Total increase in net assets......       312,377        373,559         91,496
NET ASSETS:
Beginning of period...................       --            --             --
                                        ------------  -------------  -------------
End of period.........................  $    312,377  $     373,559  $      91,496
                                        ------------  -------------  -------------
                                        ------------  -------------  -------------


  The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.  ORGANIZATION

    CG Variable Life Insurance Separate Account II (the Account) is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life). The assets and liabilities of the Account are clearly identified and distinguished from other assets and liabilities of CG Life. The assets of the Account are not available to meet the general obligations of CG Life and are held for the exclusive benefit of the participants.

    The assets of the Account are divided into variable sub-accounts each of which is invested in shares of one of nineteen portfolios (mutual funds) of seven diversified open-end management investment companies, each portfolio with its own investment objective. The variable sub-accounts are:

    ALM VARIABLE INSURANCE FUNDS, INC.:--
       AIM V.I. Capital Appreciation Fund
       AIM V.I. Diversified Income Fund
       AIM V.I. Growth Fund
       AIM V.I. Value Fund

    CIGNA VARIABLE PRODUCTS GROUP:--
       CIGNA Variable Products Money Market Fund
       CIGNA Variable Products S&P 500 Index Fund

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND:--
       Equity-Income Portfolio

    FIDELITY VARIABLE INSURANCE PRODUCTS FUND II:--
       Asset Manager Portfolio
       Investment Grade Bond Portfolio

    MFS VARIABLE INSURANCE TRUST:--
       MFS Emerging Growth Series
       MFS Total Return Series
       MFS Utilities Series
       MFS World Governments Series

    OCC ACCUMULATION TRUST:--
       OCC Global Equity Portfolio
       OCC Managed Portfolio
       OCC Small Cap Portfolio

    TEMPLETON VARIABLE PRODUCTS SERIES FUND:--
       Templeton Asset Allocation Fund
       Templeton International Fund
       Templeton Stock Fund

    Effective January 1, 1998, CG Life sold its individual variable life insurance business to Lincoln National Corporation (Lincoln). Although CG Life will remain responsible for all policy terms and conditions, Lincoln will be servicing the individual life insurance contracts, including the payment of benefits, oversight of investment management and contract administration.

2.  SIGNIFICANT ACCOUNTING POLICIES

    These financial statements have been prepared in conformity with generally accepted accounting principles. The following is a summary of significant accounting policies consistently followed in the preparation of the Account's financial statements.

    A. INVESTMENT VALUATION:--Investments held by the sub-accounts are valued at their respective closing net asset values per share as determined by the mutual funds as of December 31, 1997. The change in the difference between cost and value is reflected as unrealized gain (loss) in the Statements of Operations.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    B. INVESTMENT TRANSACTIONS:--Investment transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on sales of investments are determined by the last-in, first-out cost basis of the investment sold. Dividend and capital gain distributions are recorded on the ex-dividend date. Investment transactions are settled through CG Life.

    C. FEDERAL INCOME TAXES:--The operations of the Account form a part of, and are taxed with, the total operations of CG Life, which is taxed as a life insurance company. Under existing Federal income tax law, investment income (dividends) and capital gains attributable to the Account are not taxed.

3.  INVESTMENTS

    Total shares held and cost of investments as of December 31, 1997 were:

------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES      COST OF
SUB-ACCOUNT                                                                                  HELD     INVESTMENTS
------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund.......................................................     55,591  $  1,142,005
AIM V.I. Diversified Income Fund.........................................................     30,816       331,123
AIM V.I. Growth Fund.....................................................................     82,432     1,529,852
AIM V.I. Value Fund......................................................................    102,594     2,028,640
CIGNA Variable Products Money Market Fund................................................    481,020       481,020
CIGNA Variable Products S&P 500 Index Fund...............................................     26,301       423,017
Fidelity Equity-Income Portfolio.........................................................     60,434     1,335,510
Fidelity Asset Manager Portfolio.........................................................     17,903       308,227
Fidelity Investment Grade Bond Portfolio.................................................     20,461       251,426
MFS Emerging Growth Series...............................................................     35,572       577,583
MFS Total Return Series..................................................................     29,521       443,095
MFS Utilities Series.....................................................................      4,891        76,062
MFS World Governments Series.............................................................      4,790        48,497
OCC Global Equity Portfolio..............................................................     31,492       473,651
OCC Managed Portfolio....................................................................     22,426       871,710
OCC Small Cap Portfolio..................................................................     27,660       659,160
Templeton Asset Allocation Fund..........................................................     30,261       646,291
Templeton International Fund.............................................................     77,225     1,483,476
Templeton Stock Fund.....................................................................     27,961       641,980
------------------------------------------------------------------------------------------------------------------

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

3.  INVESTMENTS (CONTINUED)
    Total purchases and sales of shares for each mutual fund, for the periods ended December 31, 1997, amounted to:

------------------------------------------------------------------------------------------------------------------
SUB-ACCOUNT                                                                              PURCHASES       SALES
------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund....................................................  $    938,353  $     95,802
AIM V.I. Diversified Income Fund......................................................       296,045        46,480
AIM V.I. Growth Fund..................................................................     1,178,641        55,883
AIM V.I. Value Fund...................................................................     1,823,079       199,869
CIGNA Variable Products Money Market Fund.............................................     1,681,342     1,383,441
CIGNA Variable Products S&P 500 Index Fund*...........................................       436,708        13,041
Fidelity Equity-Income Portfolio......................................................     1,188,392       146,068
Fidelity Asset Manager Portfolio......................................................       260,651        19,296
Fidelity Investment Grade Bond Portfolio..............................................       226,198        15,727
MFS Emerging Growth Series*...........................................................       594,744        17,283
MFS Total Return Series...............................................................       409,082        91,145
MFS Utilities Series..................................................................        95,458        25,469
MFS World Governments Series..........................................................        52,425        13,848
OCC Global Equity Portfolio...........................................................       469,641        11,476
OCC Managed Portfolio.................................................................       764,273       126,221
OCC Small Cap Portfolio...............................................................       530,690        32,593
Templeton Asset Allocation Fund.......................................................       392,799        49,871
Templeton International Fund..........................................................     1,241,071       109,084
Templeton Stock Fund..................................................................       622,976        67,563
------------------------------------------------------------------------------------------------------------------

* Period from May 23, 1997 (date deposits first received) to December 31, 1997.

4.  CHARGES AND DEDUCTIONS

    CG Life charges each variable sub-account, for mortality and expense risks, a daily deduction, equivalent to .80% per year during the first twelve policy years and .55% per year thereafter. The mortality and expense risk charges for each sub-account are reported on the Statements of Operations.

    CG Life deducts a premium load of 5% of each premium payment to cover state taxes and Federal income tax liabilities.

    CG Life charges a monthly administrative fee of $15 in the first policy year and $5 in subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports.

    CG Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable sub-account and/or the fixed account funding option. The fixed account is part of the general account of CG Life and is not included in these financial statements.

    Under certain circumstances, CG Life reserves the right to charge a transfer fee of up to $25 for transfers between sub-accounts. For the periods ended December 31, 1997, no transfer fees were deducted from the variable sub-accounts.

CG VARIABLE LIFE INSURANCE SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------

4.  CHARGES AND DEDUCTIONS (CONTINUED)
    The fees charged by CG Life for premium loads (deducted from premium payments), administrative fees and the amount deducted for the cost of insurance, both of which are included in participant withdrawals, for variable sub-accounts for the periods ended December 31, 1997, amounted to:

------------------------------------------------------------------------------------------------------------------
                                                                                                         COSTS OF
                                                                                PREMIUM   ADMINISTRATIVE INSURANCE
SUB-ACCOUNT                                                                      LOADS        FEES      DEDUCTION
------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund...........................................  $  17,018   $    9,839   $   82,848
AIM V.I. Diversified Income Fund.............................................      5,184        2,222       28,719
AIM V.I. Growth Fund.........................................................     12,199        7,817      100,399
AIM V.I. Value Fund..........................................................     20,825       11,605      124,747
CIGNA Variable Products Money Market Fund....................................      4,568        3,142       60,840
CIGNA Variable Products S&P 500 Index Fund*..................................        948          325        9,795
Fidelity Equity-Income Portfolio.............................................     19,471        6,960       98,609
Fidelity Asset Manager Portfolio.............................................      4,050          761        9,842
Fidelity Investment Grade Bond Portfolio.....................................      2,001        1,246       13,717
MFS Emerging Growth Series*..................................................      2,211          294        6,561
MFS Total Return Series......................................................      5,224        2,634       24,045
MFS Utilities Series.........................................................      1,510          865        6,529
MFS World Governments Series.................................................      1,285          753        3,978
OCC Global Equity Portfolio..................................................      3,910        1,376       13,390
OCC Managed Portfolio........................................................      7,287        5,049       69,262
OCC Small Cap Portfolio......................................................      6,469        3,184       42,648
Templeton Asset Allocation Fund..............................................      2,103        1,492       23,789
Templeton International Fund.................................................     16,998        8,442      101,638
Templeton Stock Fund.........................................................      4,535        3,933       34,482
------------------------------------------------------------------------------------------------------------------

* Period from May 23, 1997 (date deposits first received) to December 31, 1997.

    CG Life, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or Federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 is imposed, allocated pro-rata among the variable sub-accounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to CG Life, attributable to the variable sub-accounts, for the periods ended December 31, 1997, amounted to $6,980.

5.  DISTRIBUTION OF NET INCOME

    The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of death benefits, surrenders, and transfers to other fixed or variable sub-accounts.

6.  DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the Code), a variable life insurance policy will not be treated as life insurance under Section 7702 of the Code for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. CG Life believes, based on assurances from the mutual fund managers, that the mutual funds satisfy the requirements of the regulations.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Connecticut General
Life Insurance Company and Participants of the
CG Variable Life Insurance Separate Account II

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts, AIM Variable Insurance Funds, Inc.--AIM V.I. Capital Appreciation Fund, AIM V.I. Diversified Income Fund, AIM V.I. Growth Fund, AIM V.I. Value Fund; CIGNA Variable Products Group--CIGNA Variable Products Money Market Fund, CIGNA Variable Products S&P 500 Index Fund; Fidelity Variable Insurance Products Fund--Equity-Income Portfolio; Fidelity Variable Insurance Products Fund II--Asset Manager Portfolio, Investment Grade Bond Portfolio; MFS Variable Insurance Trust--MFS Emerging Growth Series, MFS Total Return Series, MFS Utilities Series, MFS World Governments Series; OCC Accumulation Trust--OCC Global Equity Portfolio, OCC Managed Portfolio, OCC Small Cap Portfolio; Templeton Variable Products Series Fund--Templeton Asset Allocation Fund, Templeton International Fund, Templeton Stock Fund (constituting the CG Variable Life Insurance Separate Account II, hereafter referred to as "the Account") at December 31, 1997, the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Hartford, Connecticut
February 20, 1998

APPENDIX 1

                    ILLUSTRATION OF SURRENDER CHARGES

                    The Surrender Charge is calculated as (a) times (b), where
                    (a) is the sum of (i) a Deferred Sales Charge and (ii) a Deferred Administrative Charge and (b) is the applicable Surrender Charge Grading Factor. If the Specified Amount is increased, a new Surrender Charge will be applicable, in addition to any existing Surrender Charge.

                    Below are examples of Surrender Charge calculations, one involving a level Specified Amount and one involving an increase in the Specified Amount, followed by Definitions and Tables used in the calculations.

                    EXAMPLE 1: A male nonsmoker, age 35, purchases a Policy with a Specified Amount of $100,000 and a scheduled annual premium of $1100. He now wants to surrender the Policy at the end of the sixth Policy Year.

                    The Surrender Charge computed is as follows:

                    Sum of the premiums paid through the end of the second Policy Year = $2200.00

                    Guideline Annual Premium Amount (Male, Age 35, $100,000 Specified Amount) = $1195.63

                    Surrender Charge =

                    (.285X$1195.63) + (.085X($2200-$1195.63)) = $340.75 + $85.37 =       $ 426.12(i)
                    $6.00 per $1000 of Specified Amount                                  $ 600.00(ii)
                                                                                         --------
                                                                                         $1026.12(a)

                    The total Surrender Charge is $1026.12(a), times the surrender charge grading factor,(b): ($1026.12 X 80%) = $820.90.

                    EXAMPLE 2: A female nonsmoker, age 45, purchases a Policy with an Initial Specified Amount of $200,000 and a scheduled annual premium of $1500. She pays the scheduled annual premium for the first five Policy Years. At the start of the sixth Policy Year, she increases the Specified Amount to $250,000 and continues to pay the scheduled annual premium of $1500. She now wants to surrender the Policy at the end of the eighth Policy Year. Separate Surrender Charges must be calculated for the Initial Specified Amount and for the increase in Specified Amount.

                    The Surrender Charges are computed as follows:

                    For the Initial Specified Amount,
                    Sum of the premiums paid through the end of the second Policy Year = $3000.00

                    Guideline Annual Premium Amount (Female, Age 45, $200,000 Specified Amount = $2966.81

                    Surrender Charge for Initial Specified Amount =
                    (.285X$2966.81) +(.085X($3000.00-$2966.81)) = $845.54 + $2.82 =      $ 848.36(i)
                    $6.00 per $1000 of Initial Specified Amount                          $1200.00(ii)
                                                                                         --------
                                                                                         $2048.36(a)

                    The total Surrender Charge for the Initial Specified Amount is $2048.36,(a), times the applicable surrender charge grading factor,(b): ($2048.36 X 40%) = $819.34.

                    For the increase in Specified Amount;
                    Sum of the premiums in the first two years following the increase in Specified Amount, applicable to the increase in Specified Amount =
                    ($1500 X 2) X ($50,000 / $250,000) = $600.00.

                    Guideline Annual Premium Amount (Female, Age 50, $50,000 Specified Amount) = $993.68.

                    Surrender Charge for the increase in Specified Amount =
                    (.285 X $600.00)                                                     $ 171.00(i)
                    $6.00 per $1000 of increase in Specified Amount                      $ 300.00(ii)
                                                                                         --------
                                                                                         $ 471.00(a)

                    The total Surrender Charge for the increase in the Specified Amount is $471.00,(a), times the applicable surrender charge grading factor,(b): ($471.00 X 100%) = $471.00

                    The overall Surrender Charge for the Policy is ($819.34 + $471.00) = $1290.34.

                    DEFINITIONS AND TABLES

                    (a)(i) The Deferred Sales Charge is based on the actual
                           premium paid and the applicable Guideline Annual Premium Amount, and is calculated assuming the following:

                    DURING POLICY YEAR:
                    1 and 2       28.5% of the sum of the
                                  premiums paid up to an amount
                                  equal to the Guideline Annual
                                  Premium Amount,* plus 8.5% of
                                  the sum of the premiums paid
                                  between one and two times the
                                  Guideline Annual Premium
                                  Amount, plus 7.5% of the sum
                                  of the premiums paid in excess
                                  of two times the Guideline
                                  Annual Premium Amount.
                    3 through 10  same dollar amount as of the
                                  end of Policy Year 2.

                    In no event will the Deferred Sales Charge exceed the maximum permitted under federal or state law.

                      (ii) The Deferred Administrative Charge is $6.00 per
                           $1,000 of Specified Amount.

                    (b) SURRENDER CHARGE GRADING FACTORS

                    Policy Years**
                    1-5              100%
                    Policy Year 6     80%
                    Policy Year 7     60%
                    Policy Year 8     40%
                    Policy Year 9     20%
                    Policy Year 10     0%

                    If a Surrender Charge becomes effective at other than the end of a Policy Year, any applicable Surrender Charge grading factor will be applied on a pro rata basis as of such effective date.

                     * Guideline Annual Premium Amount is the level annual
                       amount that would be payable through the latest maturity date permitted under the Policy but not less than 20 years after date of issue or (if earlier) age 95 for the future benefits under the Policy, subject to the following provisions: (A) the payments were fixed by the Life Insurer as to both timing and amount; and (B) the payments were based on the 1980 Commissioners Standard Ordinary Mortality Table, net investment earnings at the greater of an annual effective of 5% or rate or rates guaranteed at issue of the policy, the sales load under the policy, and the fees and charges specified in the policy. A new Guideline Annual Premium Amount is determined for each increase in Specified Amount under the policy; in such event, "Policy Years" are measured from the effective date(s) of such increase(s).

                    ** Number of Policy Years elapsed since the Date of Issue or since the effective date(s) of any increase(s) in Specified Amount.

APPENDIX 2

                    ILLUSTRATIONS OF ACCUMULATION VALUES, SURRENDER VALUES, AND DEATH BENEFITS

                    The illustrations in this Prospectus have been prepared to help show how values under the Policies change with investment performance. The illustrations illustrate how Accumulation Values, Surrender Values and Death Benefits under a Policy would vary over time if the hypothetical gross investment rates of return were a uniform annual effective rate of either 0%, 6% or 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12% over a period of years, but fluctuates above or below those averages for individual years, the Accumulation Values, Surrender Values and Death Benefits may be different. The illustrations also assume there are no Policy loans or partial surrenders, no additional Premium Payments are made other than shown, no Accumulation Values are allocated to the Fixed Account, and there are no changes in the Specified Amount or Death Benefit Option.


                    The amounts shown for the Accumulation Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that charges are made and expenses applied which lower investment return on the assets held in the Sub-Accounts. Daily charges are made against the assets of the Sub-Accounts for assuming mortality and expense risks. The current mortality and expense risk charges are equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account. On each Policy Anniversary beginning with the 13th, the mortality and expense risk charge is reduced to 0.55% on an annual basis of the daily net assets of the Variable Account. The mortality and expense risk charge is guaranteed never to exceed an annual effective rate of 0.90% of the daily net asset value of the Variable Account (in New York, 0.65% after 13 Policy Years). In addition, the amounts shown also reflect the deduction of Fund investment advisory fees and other expenses which will vary depending on which funding vehicle is chosen but which are assumed for purposes of these illustrations to be equivalent to an annual effective rate of 0.80% of the daily net asset value of the Variable Account.



                    Considering guaranteed charges for mortality and expense risks and the assumed Fund expenses, gross annual rates of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.70%, 4.30% and 10.30%.


                    The illustrations also reflect the fact that the Company makes monthly charges for providing insurance protection. Current values reflect current Cost of Insurance charges and guaranteed values reflect the maximum Cost of Insurance charges guaranteed in the Policy. The values shown are for Policies which are issued as standard. Policies issued on a substandard basis would result in lower Accumulation Values and Death Benefits than those illustrated.

                    The illustrations also reflect the fact that the Company deducts a premium load from each Premium Payment. Current and guaranteed values reflect a deduction of 5.0% of each Premium Payment.

                    The Surrender Values shown in the illustrations reflect the fact that the Company will deduct a Surrender Charge from the Policy's Accumulation Value for any Policy surrendered in full during the first ten years.

                    In addition, the illustrations reflect the fact that the Company deducts a monthly administrative charge at the beginning of each Policy Month. This monthly administrative expense charge is $15 per month in the first year. Current values reflect a current monthly administrative expense charge of $5 in renewal years, and guaranteed values reflect the $10 maximum monthly administrative charge under the Policy in renewal years.

                    Upon request, the Company will furnish a comparable illustration based on the proposed insured's age, gender classification, smoking classification, risk classification and premium payment requested.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  GUARANTEED BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,905     500,000    500,000     500,000      3,739      4,033       4,329          0          0           0
   2        14,155     500,000    500,000     500,000      7,311      8,133       8,994      1,306      2,128       2,989
   3        21,767     500,000    500,000     500,000     10,647     12,230      13,956      4,642      6,225       7,951
   4        29,761     500,000    500,000     500,000     13,743     16,317      19,241      7,738     10,312      13,236
   5        38,153     500,000    500,000     500,000     16,579     20,373      24,863     10,574     14,368      18,858

   6        46,966     500,000    500,000     500,000     19,148     24,385      30,851     14,344     19,581      26,047
   7        56,219     500,000    500,000     500,000     21,412     28,312      37,206     17,809     24,709      33,603
   8        65,935     500,000    500,000     500,000     23,344     32,121      43,943     20,942     29,719      41,541
   9        76,136     500,000    500,000     500,000     24,906     35,769      51,072     23,705     34,568      49,871
  10        86,848     500,000    500,000     500,000     26,058     39,205      58,600     26,058     39,205      58,600

  15       148,996     500,000    500,000     500,000     24,755     51,917     103,491     24,755     51,917     103,491
  20       228,314     500,000    500,000     500,000      7,229     51,307     164,869      7,229     51,307     164,869
  25       329,546           0    500,000     500,000          0     20,650     252,858          0     20,650     252,858
  30       458,747           0          0     500,000          0          0     397,809          0          0     397,809


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $6,576 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  CURRENT BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         6,905     500,000    500,000     500,000      4,552      4,873       5,194          0          0         319
   2        14,155     500,000    500,000     500,000      9,067      9,996      10,965      3,072      4,001       4,970
   3        21,767     500,000    500,000     500,000     13,404     15,236      17,224      7,409      9,241      11,229
   4        29,761     500,000    500,000     500,000     17,591     20,625      24,051     11,596     14,630      18,056
   5        38,153     500,000    500,000     500,000     21,656     26,196      31,535     15,661     20,201      25,540

   6        46,966     500,000    500,000     500,000     25,624     31,985      39,774     20,828     27,189      34,978
   7        56,219     500,000    500,000     500,000     29,474     37,978      48,825     25,877     34,381      45,228
   8        65,935     500,000    500,000     500,000     33,093     44,071      58,664     30,695     41,673      56,266
   9        76,136     500,000    500,000     500,000     36,648     50,435      69,541     35,449     49,236      68,342
  10        86,848     500,000    500,000     500,000     40,071     57,016      81,505     40,071     57,016      81,505

  15       148,996     500,000    500,000     500,000     53,086     91,607     160,940     53,086     91,607     160,940
  20       228,314     500,000    500,000     500,000     58,168    128,923     290,734     58,168    128,923     290,734
  25       329,546     500,000    500,000     594,583     55,611    171,143     512,572     55,611    171,143     512,572
  30       458,747     500,000    500,000     942,899     38,079    216,205     881,214     38,079    216,205     881,214


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  GUARANTEED BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,988     500,000    500,000        500,000      4,498      4,921          5,347          0          0              0
   2        22,526     500,000    500,000        500,000      8,547      9,673         10,856        577      1,703          2,886
   3        34,640     500,000    500,000        500,000     12,076     14,173         16,473      4,106      6,203          8,503
   4        47,361     500,000    500,000        500,000     15,063     18,383         22,187      7,093     10,413         14,217
   5        60,717     500,000    500,000        500,000     17,478     22,257         27,983      9,508     14,287         20,013

   6        74,741     500,000    500,000        500,000     19,265     25,722         33,821     12,889     19,346         27,445
   7        89,466     500,000    500,000        500,000     20,359     28,690         39,649     15,577     23,908         34,867
   8       104,928     500,000    500,000        500,000     20,673     31,049         45,393     17,485     27,861         42,205
   9       121,163     500,000    500,000        500,000     20,100     32,663         50,958     18,506     31,069         49,364
  10       138,209     500,000    500,000        500,000     18,537     33,391         56,245     18,537     33,391         56,245

  15       237,111           0    500,000        500,000          0     18,113         74,694          0     18,133         74,694
  20       363,337           0          0        500,000          0          0         58,366          0          0         58,366
  25       524,437           0          0              0          0          0              0          0          0              0
  30       730,047           0          0              0          0          0              0          0          0              0


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  MALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $10,465 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1


                                  CURRENT BASIS


          PREMIUMS
         ACCUMULATED
END OF       AT                  DEATH BENEFIT                   TOTAL ACCUMULATION VALUE                 SURRENDER VALUE
POLICY   5% INTEREST      ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%     GROSS 0%   GROSS 6%    GROSS 12%
------   -----------   --------   --------   ------------   --------   --------   ------------   --------   --------   ------------

   1        10,988     500,000    500,000         500,000     7,075      7,580           8,087     1,090      1,595           2,102
   2        22,526     500,000    500,000         500,000    13,861     15,314          16,831     5,901      7,354           8,871
   3        34,640     500,000    500,000         500,000    20,272     23,117          26,209    12,312     15,157          18,249
   4        47,361     500,000    500,000         500,000    26,402     31,089          36,393    18,442     23,129          28,433
   5        60,717     500,000    500,000         500,000    32,210     39,194          47,429    24,250     31,234          39,469

   6        74,741     500,000    500,000         500,000    37,832     47,579          59,557    31,464     41,211          53,189
   7        89,466     500,000    500,000         500,000    43,296     56,286          72,928    38,520     51,510          68,152
   8       104,928     500,000    500,000         500,000    48,584     65,313          87,669    45,400     62,129          84,485
   9       121,163     500,000    500,000         500,000    53,537     74,523         103,786    51,945     72,931         102,194
  10       138,209     500,000    500,000         500,000    58,080     83,856         121,381    58,080     83,856         121,381

  15       237,111     500,000    500,000         500,000    74,329    133,079         240,424    74,329    133,079         240,424
  20       363,337     500,000    500,000         500,000    74,728    184,873         443,862    74,728    184,873         443,862
  25       524,437     500,000    500,000         834,837    43,148    232,413         795,083    43,148    232,413         795,083
  30       730,047           0    500,000       1,434,246         0    276,787       1,365,949         0    276,787       1,365,949


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,504     500,000    500,000     500,000      2,973      3,208       3,443          0          0           0
   2        11,283     500,000    500,000     500,000      5,850      6,505       7,190        485      1,140       1,825
   3        17,352     500,000    500,000     500,000      8,567      9,831      11,207      3,202      4,466       5,842
   4        23,723     500,000    500,000     500,000     11,114     13,173      15,509      5,749      7,808      10,144
   5        30,414     500,000    500,000     500,000     13,485     16,525      20,119      8,120     11,160      14,754

   6        37,438     500,000    500,000     500,000     15,669     19,874      25,059     11,377     15,582      20,767
   7        44,814     500,000    500,000     500,000     17,660     23,213      30,356     14,441     19,994      27,137
   8        52,559     500,000    500,000     500,000     19,443     26,525      36,033     17,297     24,379      33,887
   9        60,691     500,000    500,000     500,000     20,993     29,781      42,109     19,920     28,708      41,036
  10        69,230     500,000    500,000     500,000     22,310     32,978      48,627     22,310     32,978      48,627

  15       118,771     500,000    500,000     500,000     25,433     47,987      89,931     25,433     47,987      89,931
  20       181,998     500,000    500,000     500,000     21,132     59,449     152,250     21,132     59,449     152,250
  25       262,695     500,000    500,000     500,000      1,943     58,787     246,940      1,943     58,787     246,940
  30       365,686           0    500,000     500,000          0     32,109     403,276          0     32,109     403,276


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 45
                                  PREFERRED -- $5,242 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         5,504     500,000    500,000     500,000      3,645      3,901       4,157          0          0           0
   2        11,283     500,000    500,000     500,000      7,310      8,054       8,829      1,955      2,699       3,474
   3        17,352     500,000    500,000     500,000     10,877     12,348      13,943      5,522      6,993       8,588
   4        23,723     500,000    500,000     500,000     14,348     16,791      19,548      8,993     11,436      14,193
   5        30,414     500,000    500,000     500,000     17,724     21,391      25,697     12,369     16,036      20,342

   6        37,438     500,000    500,000     500,000     20,962     26,107      32,399     16,678     21,823      28,115
   7        44,814     500,000    500,000     500,000     24,062     30,947      39,716     20,849     27,734      36,503
   8        52,559     500,000    500,000     500,000     27,029     35,919      47,717     24,887     33,777      45,575
   9        60,691     500,000    500,000     500,000     29,912     41,077      56,524     28,841     40,006      55,453
  10        69,230     500,000    500,000     500,000     32,713     46,433      66,226     32,713     46,433      66,226

  15       118,771     500,000    500,000     500,000     44,491     75,674     131,539     44,491     75,674     131,539
  20       181,998     500,000    500,000     500,000     51,174    108,472     237,960     51,174    108,472     237,960
  25       262,695     500,000    500,000     500,000     53,593    146,997     417,469     53,593    146,997     417,469
  30       365,686     500,000    500,000     770,434     49,311    191,765     720,032     49,311    191,765     720,032


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  GUARANTEED BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,636     500,000    500,000     500,000      4,043      4,391       4,742          0          0           0
   2        17,704     500,000    500,000     500,000      7,873      8,824       9,821      1,073      2,024       3,021
   3        27,226     500,000    500,000     500,000     11,445     13,251      15,226      4,645      6,451       8,426
   4        37,223     500,000    500,000     500,000     14,774     17,688      21,008      7,974     10,888      14,208
   5        47,721     500,000    500,000     500,000     17,851     22,125      27,201     11,051     15,325      20,401

   6        58,743     500,000    500,000     500,000     20,653     26,535      33,827     15,213     21,095      28,387
   7        70,316     500,000    500,000     500,000     23,123     30,861      40,878     19,043     26,781      36,798
   8        82,468     500,000    500,000     500,000     25,187     35,023      48,333     22,467     32,303      45,613
   9        95,228     500,000    500,000     500,000     26,743     38,911      56,141     25,383     37,551      54,781
  10       108,626     500,000    500,000     500,000     27,718     42,439      64,282     27,718     42,439      64,282

  15       186,358     500,000    500,000     500,000     22,774     52,948     111,181     22,774     52,948     111,181
  20       285,566           0    500,000     500,000          0     41,478     171,077          0     41,478     171,077
  25       412,183           0          0     500,000          0          0     241,140          0          0     241,140
  30       573,782           0          0     500,000          0          0     331,895          0          0     331,895


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Guaranteed cost of insurance rates, mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of guaranteed mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                  POLICY
                                  FEMALE    NONSMOKER    ISSUE AGE 55
                                  PREFERRED -- $8,225 ANNUAL PREMIUM
                                  FACE AMOUNT $500,000
                                  DEATH BENEFIT OPTION 1
                                  CURRENT BASIS



          PREMIUMS
         ACCUMULATED
END OF       AT                 DEATH BENEFIT               TOTAL ACCUMULATION VALUE               SURRENDER VALUE
POLICY   5% INTEREST     ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 YEAR     PER YEAR     GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%   GROSS 0%   GROSS 6%   GROSS 12%
------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------

   1         8,636     500,000    500,000      500,000     5,722      6,124        6,528       377        779        1,183
   2        17,704     500,000    500,000      500,000    11,291     12,454       13,667     4,501      5,664        6,877
   3        27,226     500,000    500,000      500,000    16,612     18,900       21,384     9,822     12,110       14,594
   4        37,223     500,000    500,000      500,000    21,750     25,532       29,806    14,960     18,742       23,016
   5        47,721     500,000    500,000      500,000    26,675     32,328       38,980    19,885     25,538       32,190

   6        58,743     500,000    500,000      500,000    31,478     39,386       49,081    26,046     33,954       43,649
   7        70,316     500,000    500,000      500,000    36,165     46,726       60,217    32,091     42,652       56,143
   8        82,468     500,000    500,000      500,000    40,734     54,359       72,500    38,018     51,643       69,784
   9        95,228     500,000    500,000      500,000    45,072     62,186       85,944    43,714     60,828       84,586
  10       108,626     500,000    500,000      500,000    49,143     70,182      100,651    49,143     70,182      100,651

  15       186,358     500,000    500,000      500,000    65,719    113,700      200,316    65,719    113,700      200,316
  20       285,566     500,000    500,000      500,000    74,524    163,746      367,908    74,524    163,746      367,908
  25       412,183     500,000    500,000      688,180    65,584    215,687      655,410    65,584    215,687      655,410
  30       573,782     500,000    500,000    1,184,469    21,798    265,203    1,128,066    21,798    265,203    1,128,066


All Amounts are in Dollars

                                  If Premiums are paid more frequently than annually, the Death Benefits, Accumulation Values and Surrender Values would be less than those illustrated.

                                  Assumes no policy loans or partial surrenders have been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative fees and premium load assumed.

                                  These investment results are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the Policy Owner's allocations and the Funds' rates of return. Accumulation Values and Surrender Values for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below those averages for individual Policy Years. No representations can be made that these rates of return will in fact be achieved for any one year or sustained over a period of time.


                                  The amounts shown in these illustrations reflect (1) the deduction of current mortality and expense risk charges and (2) assumed Fund total expenses of 0.80% per year. See "Expense Data" at pages 10-11 of this Prospectus.

APPENDIX 3

                    TAX INFORMATION

                    The Office of Tax Analysis of the U.S. Department of the Treasury published a "Report to the Congress on the Taxation of Life Insurance Company Products" in March 1990. Page 4 of this report is Table 1.1, a "Comparison of Tax Treatment of Life Insurance Products and Other Retirement Savings Plans". Because it is a convenient summary of the relevant tax characteristics of these products and plans, it is reprinted here, with footnotes to reflect exceptions to the general rules.
                            ------------------------

                                   TABLE 1.1
           COMPARISON OF TAX TREATMENT OF LIFE INSURANCE PRODUCTS AND
                         OTHER RETIREMENT SAVINGS PLANS

                                                              CASH-VALUE
                                                                 LIFE          NON-QUALIFIED                     QUALIFIED
                                                               INSURANCE         ANNUITIES          IRA'S         PENSION
                                                            ---------------  -----------------  --------------  -----------
Annual Contribution Limits                                            No                No           Yes            Yes
Income Eligibility Limits                                             No                No          Yes**           No
Borrowing Treated as Distributions                                    No*              Yes        Loans not        Yes,
                                                                                                   allowed        beyond
                                                                                                   $50,000
Income Ordering Rules (Income included in First                       No*              Yes           Yes            Yes
 Distribution)
Early Withdrawal Penalties                                            No*              Yes***       Yes***        Yes***
Minimum Distribution Rules by Age 70 1/2                              No                No           Yes            Yes
Maximum Annual Distribution Rules                                     No                No           Yes            Yes
Anti-discrimination Rules                                             No                No            No            Yes

------------------------
Department of the Treasury                                            March 1990
  Office of Tax Analysis
  *If the Policy is not a modified endowment contract.
 **If amounts paid in to fund the IRA are deductible; once over the income eligibility limits amounts paid into an IRA are permitted but not deductible. ***There are several exceptions to the application of the early withdrawal penalties for annuities, IRAs and qualified pensions.

                    The foregoing information is not intended as tax advice. You should consult with your own tax advisor for more complete information.

 [LOGO]

                                                                    29242 (5/98)

                        FEES AND CHARGES REPRESENTATION

    The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                          UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:


       The facing sheet;
       A cross-reference sheet (reconciliation and tie);
       The prospectus, consisting of 81 pages;
       The undertaking to file reports;
       The signatures;
       Written consents of the following persons:


           Mark A. Parsons
           Michelle L. Kunzman (previously filed with initial filing of this Registration Statement)
           Price Waterhouse LLP

       Exhibit 1.  Fund Participation Agreements.
       Agreements between Connecticut General Life Insurance Company and
           (a) AIM Variable Insurance Funds, Inc.*
           (b) CIGNA Variable Products Group (To be filed by Amendment)
           (c) Fidelity Variable Insurance Products Fund*
           (d) Fidelity Variable Insurance Products Fund II (Together with Amendment thereto dated June 21, 1995)*
           (e) MFS-Registered Trademark- Variable Insurance Trust*
           (f) Templeton Variable Products Series Fund*
           (g) OCC Accumulation Trust*

* Filed with Post-Effective Amendment No. 1 to this Registration Statement April 19, 1996.

                                   SIGNATURES


    As required by the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 3 to its Registration Statement on Form S-6 (File No. 33-89238) to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Bloomfield and State of Connecticut, on the 10th day of April, 1998. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.


                                          CG VARIABLE LIFE INSURANCE SEPARATE
                                          ACCOUNT II
                                          (Name of Registrant)

                                          By:         /s/ THOMAS C. JONES

                                             -----------------------------------

                                                       Thomas C. Jones
                                                   PRESIDENT AND DIRECTOR
                                             CONNECTICUT GENERAL LIFE INSURANCE
                                                           COMPANY


                                          CONNECTICUT GENERAL LIFE INSURANCE
                                          COMPANY
                                          (Name of Depositor)

                                          By:         /s/ THOMAS C. JONES

                                             -----------------------------------

                                                       Thomas C. Jones
                                                   PRESIDENT AND DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to this Registration Statement (File No. 33-89238) has been signed below on April 13, 1998 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------

               /s/ THOMAS C. JONES            *      President and Director
   -------------------------------------------        (Principal Executive
                 Thomas C. Jones                             Officer)

                                                       Vice President and
                       /s/ JOHN WILKINSON                    Actuary
   -------------------------------------------        (Principal Financial
                  John Wilkinson                             Officer)

            /s/ DOMINIC A. DELLAVOLPE           *   Assistant Vice President
   -------------------------------------------        (Principal Accounting
              Dominic A. DellaVolpe                          Officer)

              /s/ HAROLD W. ALBERT            *
   -------------------------------------------              Director
                 Harold W. Albert

              /s/ ROBERT W. BURGESS            *
   -------------------------------------------              Director
                Robert W. Burgess

                 /s/ JOHN G. DAY               *
   -------------------------------------------              Director
                   John G. Day

            /s/ JOSEPH M. FITZGERALD           *
   -------------------------------------------              Director
               Joseph M. Fitzgerald

              /s/ H. EDWARD HANWAY            *
   -------------------------------------------              Director
                 H. Edward Hanway

               /s/ CAROL M. OLSEN             *
   -------------------------------------------              Director
                  Carol M. Olsen

                /s/ JOHN E. PACY              *
   -------------------------------------------              Director
                   John E. Pacy

              /s/ MARC L. PREMINGER            *
   -------------------------------------------              Director
                March L. Preminger

                    SIGNATURE                                 TITLE
--------------------------------------------------  -------------------------
             /s/ PATRICIA L. ROWLAND           *
   -------------------------------------------              Director
               Patricia L. Rowland

           /s/ W. ALLEN SCHAFFER, M.D.          *
   -------------------------------------------              Director
             W. Allen Schaffer, M.D.

              *By /s/ JOHN WILKINSON
   -------------------------------------------
                  John Wilkinson
                 ATTORNEY-IN-FACT
          (A Majority of the Directors)

                               POWER OF ATTORNEY


    We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint John Wilkinson, Mark
A. Parsons and David C. Kopp, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 33-89238 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.



    WITNESS our hands and common seal on this 10th day of April, 1998.



             SIGNATURE                         TITLE
-----------------------------------  -------------------------

          THOMAS C. JONES            President and Director
-----------------------------------   (Principal Executive
          Thomas C. Jones             Officer)

                                     Vice President and
          JOHN WILKINSON              Actuary
-----------------------------------   (Principal Financial
          John Wilkinson              Officer)

       DOMINIC A. DELLAVOLPE         Assistant Vice President
-----------------------------------   (Principal Accounting
       Dominic A. DellaVolpe          Officer)

         HAROLD W. ALBERT
-----------------------------------  Director
         Harold W. Albert

         ROBERT W. BURGESS
-----------------------------------  Director
         Robert W. Burgess

            JOHN G. DAY
-----------------------------------  Director
            John G. Day

       JOSEPH M. FITZGERALD
-----------------------------------  Director
       Joseph M. Fitzgerald

         H. EDWARD HANWAY
-----------------------------------  Director
         H. Edward Hanway

          CAROL M. OLSEN
-----------------------------------  Director
          Carol M. Olsen

           JOHN E. PACY
-----------------------------------  Director
           John E. Pacy

         MARC L. PREMINGER
-----------------------------------  Director
         Marc L. Preminger

        PATRICIA L. ROWLAND
-----------------------------------  Director
        Patricia L. Rowland

      W. ALLEN SCHAFFER, M.D.
-----------------------------------  Director
      W. Allen Schaffer, M.D.

MARK A. PARSONS
CHIEF COUNSEL                                                           [LOGO]

                                                             Law Department
                                                             S-215
                                                             900 Cottage Grove
                                                             Road
                                                             Hartford, CT
                                                             06152-2215
                                                             Phone: 860.726.7673
                                                             Fax: 860.572-8885


April 13, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:    Connecticut General Life Insurance Company
       CG Variable Life Insurance Separate Account II
       File No. 33-89238

       Post-Effective Amendment No. 3


Dear Sirs:


As Chief Counsel of the Retirement and Investment Services Division of CIGNA Corporation, I am familiar with the actions of the Board of Directors of Connecticut General Life Insurance Company (the "Company"), establishing CG Variable Life Insurance Separate Account II (the "Account") and its method of operation and authorizing the filing of a Registration Statement under the Securities Act of 1933 for the securities to be issued by the Account and the Investment Company Act of 1940 for the Account itself.


In the course of preparing this opinion, I have reviewed the Certificate of Incorporation and the By-Laws of the Company, the Board actions with respect to the Account, and such other matters as I deemed necessary or appropriate. Based on such review, I am of the opinion that the variable life insurance policies (and interests therein) which are the subject of the registration statement under the Securities Act of 1933 filed for the Account will, when issued, be legally issued and will represent binding obligations of the Company, the depositor for the Account.


I further consent to the use of this opinion as an Exhibit to Post-Effective Amendment No. 3 to said Registration Statement and to the reference to me under the heading Experts in said Registration Statement, as amended.


Very truly yours,


/s/ MARK A. PARSONS



Mark A. Parsons
Chief Counsel

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 3 to the registration statement of the CG Variable Life Insurance Separate Account II on Form S-6 of our reports dated February 10, 1998 and February 20, 1998, relating to the consolidated financial statements of Connecticut General Life Insurance Company and the financial statements of CG Variable Life Insurance Separate Account II of Connecticut General Life Insurance Company, respectively, which appear in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



PRICE WATERHOUSE LLP
Hartford, Connecticut
April 22, 1998